UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OSI Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SECURITY	HEALTHCARE	OPTOELECTRONICS AND MANUFACTURING
▪
Checked Baggage Screening,
Baggage and Parcel Inspection

▪
Cargo and Vehicle Inspection

▪
People Screening, Radiation, Explosive and Narcotics & Contraband Trace Detection

▪
Integrated Solutions

	▪ Patient Monitoring and Connectivity ▪ Cardiology and Remote Monitoring ▪ Supplies and Accessories	▪ Custom Design and Manufacturing for Military, Aerospace, Healthcare, Security, Telecommunications, Industrial and Other Markets ▪ OEM Contract Manufacturing
$1.3B	Fiscal Year 2023 Sales
OSI Systems, Inc. (NASDAQ: OSIS) is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications in homeland security, healthcare, defense and aerospace. At our core, we are a technology solutions company. Our research and development teams are focused on expanding and enhancing our product portfolios and delivering breakthrough technology solutions designed to keep pace with the rapidly changing marketplace. Our three operating divisions serve a large and growing worldwide customer base through an extensive distributor network and global operations in the Americas, the European Union, Middle East and Asia Pacific.

$5.34	Fiscal Year 2023 EPS
$1.8B	Backlog at June 30, 2023
6,423	Employees at June 30, 2023
In all that we do, we insist that our values guide our conduct, and our conduct represents our values.

INTEGRITY	ACCOUNTABILITY	INNOVATION	TEAMWORK
▪ We are honest and ethical. ▪ We address issues openly and directly. ▪ We demonstrate respect for our colleagues and customers.	▪ We do what we say we will do. ▪ We take personal responsibility for achieving results. ▪ We acknowledge and learn from our mistakes.	▪ We encourage innovation and creativity in everything we do. ▪ We develop products which create value for our customers. ▪ We anticipate and adapt to market needs and trends.	▪ We collaborate and support each other. ▪ We strive to live our values and achieve the Company’s mission. ▪ We challenge each other to be efficient and productive.

OSI employees understand our responsibility to develop products that improve people’s lives by creating safer and healthier conditions. Innovative solutions that have a positive impact on the global community are our passion: searching for great ideas that will work in the real world is our challenge. I am proud to lead this quest.”
—Deepak Chopra
Chairman, CEO and President, OSI Systems, Inc.

12525 Chadron Avenue
Hawthorne, California 90250
Notice of Annual Meeting of Stockholders
DEAR STOCKHOLDER,
You are cordially invited to attend the Annual Meeting of Stockholders of OSI Systems, Inc.
MEETING INFORMATION	ITEMS OF BUSINESS
LOGISTICS	AGENDA		BOARD RECOMMENDATION	SEE PAGE
DATE & TIME Tuesday, December 12, 2023 10:00 a.m., Pacific Time	1	To elect six directors to hold office for a one-year term and until their respective successors are elected and qualified	FOR all nominees	5
	2	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024	FOR	20
LOCATION At the Company’s offices—12525 Chadron Avenue Hawthorne, California	3	To approve an amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan	FOR	23
	4	To conduct an advisory vote to approve the Company’s named executive officer compensation for the fiscal year ended June 30, 2023	FOR	32
	5	To conduct an advisory vote on the determination of the frequency of future advisory votes on the Company’s executive compensation	FOR ONE YEAR	36
RECORD DATE All holders of OSI Systems, Inc. common stock as of the close of business on October 17, 2023 are entitled to vote at the Annual Meeting	6	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

The Proxy Statement describes the items in detail and also provides information about our Board of Directors and executive officers. Please also refer to our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which I encourage you to read. It includes our audited, consolidated financial statements and information about our operations, markets and products.

VOTING
Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2023
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2023 are available at http://www.proxyvote.com.
Thank you for your ongoing support and continued interest in OSI Systems, Inc.
By order of the Board of Directors,
Victor S. Sze
Executive Vice President, General Counsel, and Secretary
October 26, 2023

Notice of Annual Meeting of Stockholders
OSI Systems is pleased to deliver proxy materials electronically via the Internet. Electronic delivery allows OSI Systems to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate.
We encourage OSI Systems stockholders to voluntarily elect to receive future proxy and annual report materials electronically.

Enroll online by following the instructions at www.proxyvote.com
Scan the QR code to vote using your mobile device, sign up for e-delivery or download annual meeting materials

FASTER	ECONOMICAL	CLEANER	CONVENIENT

PROXY STATEMENT

1	PROXY SUMMARY
1	Meeting Agenda
2	Environmental, Social and Governance Initiatives
5	PROPOSAL 1—ELECTION OF DIRECTORS
5	Required Vote
6	Current Directors
10	Relationships among Directors or Executive Officers
11	Director Compensation
13	CORPORATE GOVERNANCE
13	Board Role in Risk Oversight
13	Board Leadership Structure and Lead Independent Director
14	Commitment to Diversity
15	Board Meetings, Independence and Committees of the Board
18	Annual Meeting Attendance
18	Director Nomination Process
18	Compensation Committee Interlocks and Insider Participation
19	Stockholder Communications
19	Certain Relationships and Related Transactions
20	PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
20	Required Vote
21	Audit Fees
21	Audit Committee’s Pre-Approval Policy
21	Independence
22	REPORT OF THE AUDIT COMMITTEE
23	PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED OSI SYSTEMS, INC. 2012 INCENTIVE AWARD PLAN
31	Required Vote
32	PROPOSAL 4—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
32	Summary
35	Required Vote
36	PROPOSAL 5—ADVISORY VOTE ON THE DETERMINATION OF THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION
37	Vote Required
38	EXECUTIVE COMPENSATION
38	Executive Officers
41	Compensation Discussion and Analysis
53	Compensation Tables
53	Summary Compensation Table
55	Grants of Plan-Based Awards Table
56	Outstanding Equity Awards at Fiscal Year-End
57	Option Exercises and Stock Vested Table
57	Pay Ratio
58	Pay versus Performance
61	Pension Benefits
61	Nonqualified Deferred Compensation
62	Employment Agreements
66	Potential Payment Upon Termination of Employment or Change in Control
68	Compensation Committee Report
69	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
69	More than 5% Stockholders
70	Directors and Executive Officers
71	Section 16(a) Beneficial Ownership Reporting Compliance
71	Equity Compensation Plan Information
72	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
72	General Information
72	Notice of Internet Availability of Proxy Materials
72	Voting Procedures
73	Record Date, Share Ownership and Quorum
73	Abstentions and Broker Non-Votes
74	Proposals, Board Voting Recommendations and Votes Required
74	Solicitation of Proxies
75	ADDITIONAL INFORMATION
75	Availability of Annual Report on Form 10-K
75	Householding of Proxy Materials
75	Stockholder Proposals
76	Incorporation by Reference
76	Other Business
A-1	APPENDIX A—AMENDMENT TO AMENDED AND RESTATED OSI SYSTEMS, INC. 2012 INCENTIVE AWARD PLAN

Proxy Summary
Proxy Summary
In this Proxy Statement the terms “OSI Systems,” “the Company,” “we,” “us,” and “our” refer to OSI Systems, Inc. Certain statements in this Proxy Statement, other than historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this report. Words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “intend,” “may,” “should,” “will,” “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve uncertainties, risks, assumptions and contingencies, many of which are outside our control. Assumptions upon which our forward-looking statements are based could prove to be inaccurate, and actual results may differ materially from those expressed in or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended June 30, 2023, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on August 29, 2023. The Proxy Statement speaks only as of the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.
This Proxy Statement and the accompanying Proxy Card and materials are first being sent to stockholders of OSI Systems, Inc. or made available electronically on or about October 26, 2023.
This summary highlights key information presented elsewhere in this year’s Proxy Statement. This section does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting.
MEETING AGENDA
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024	FOR	20	No effect	Majority of votes cast
3	Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan	FOR	23	No effect	Majority of votes cast
4	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2023	FOR	32	No effect	Majority of votes cast
5	Advisory vote on the determination of the frequency of future advisory votes on the Company’s executive compensation	FOR ONE YEAR	36	No effect	Greatest number of votes received
OSI SYSTEMS, INC. 2023 Proxy Statement | 1

Proxy Summary
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES
GLOBAL SUSTAINABILITY PROGRAM

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate. We endeavor to reduce our impact on the environment by promoting environmental stewardship throughout our organization, and we will continue to look for new, and to improve existing, initiatives to reduce our carbon footprint. We are also assessing the impact of climate change on our operations and supply chain as one aspect of our enterprise risk management review process and will continue to do so on an ongoing basis.
Our Global Sustainability Program is deeply integrated into our culture of inclusion and environmental responsibility.
View our Global Sustainability Program at: https://www.osi-systems.com/ about-osi/sustainability/
Environmental Compliance
▪
OSI is committed to complying with applicable environmental laws and regulations.

▪
Many of our businesses have achieved certifications under strict environmental standards including ISO 14001: Environmental Management System.

Energy Usage
▪
Our product development teams strive to ensure our products and services are energy efficient.

▪
Renewable energy sources are integrated into our operations and supply chain, and we plan to expand where possible.

▪
We are actively reviewing our processes to identify ways to reduce overall energy usage.

Water Usage
▪
Our teams are committed to identifying meaningful ways to reduce our water utilization.

▪
We acknowledge the right to water as a basic human right.

▪
We ensure access to safe drinking water and sanitary conditions for our staff both at our facilities and at our vendors’ facilities.

Reduction of Emissions
▪
We are committed to reducing our greenhouse gas (GHG) emissions across our global operations.

▪
We are working on identifying areas for GHG reduction, including identifying potential changes to manufacturing operations and travel policies to reduce emissions of air pollutants and CO2.

2 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proxy Summary
Suppliers and Vendors
▪
We expect our business partners to:

1.
operate in a manner that is protective of the environment,

2.
comply with all applicable environmental regulations and obtain all necessary environmental permits, licenses or other relevant authorizations,

3.
support our reasonable inquiries about emissions and environmental impacts of our operations, and

4.
establish systems to ensure the proper management of waste, air emissions and wastewater discharges.

CYBERSECURITY
Cybersecurity Training	▪ We are proud to have 100% of eligible employees complete cybersecurity training for fiscal year 2023.
ETHICS AND COMPLIANCE
Governance
The Board at OSI Systems sets the high standards for the Company’s employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to oversee the management of the Company’s business. To fulfill its responsibility and to discharge its duty, the Board of Directors follows the procedures and standards that are set forth in our Corporate Governance Guidelines. These guidelines are subject to modification from time to time as the Board deems appropriate in the best interests of the Company or as required by applicable laws and regulations.

View our Corporate Governance Guidelines at:
https://investors.osi-systems.com/investor-relations/company-information/ corporate-governance
Code of Ethics and Conduct
At OSI Systems, we are proud of our commitment to ethics and integrity and the way we have embedded our core values into all our businesses. We—through our people, values, programs and policies—have made it a priority to help ensure that we have an ethical culture where everyone embraces a sense of personal responsibility for doing the right thing in the right way.
OSI Systems and our global subsidiaries are committed to operating according to the highest ethical standards and in full compliance with applicable laws and regulations.
We have adopted a Code of Ethics and Conduct, which applies to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees. A copy of the Code of Ethics and Conduct is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on May 23, 2016.

View our Code of Ethics at:	A copy of the Code of Ethics and Conduct may also be obtained, without charge, under the Investor Relations section of our website or by written request to:
https://osi-systems.com/code-of-ethics	https://investors.osi-systems.com/ investor-relations/company-information/corporate-governance	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250

OSI SYSTEMS, INC. 2023 Proxy Statement | 3

Proxy Summary

We intend to disclose any changes in or waivers from this Code of Ethics and Conduct on the same website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by the rules of the SEC or Nasdaq.

Human Rights Policy
OSI Systems is committed to operating with integrity and in accordance with our values. We believe in protecting human rights and playing a positive role in the communities in which we operate.
Human rights are basic standards of treatment to which all people are entitled. To that end, our global organization supports and operates in accordance with the spirit and intent of the United National Universal Declaration of Human Rights and the UN Global Compact principles on human rights and labor.
Respecting these rights means ensuring that our products, no matter where they are made, are manufactured in an environment that demonstrates respect for the people who make them and use them. It also means respecting the rights of people living in the communities around our facilities and offices, and those of our suppliers, who may be affected by these operations.
We are committed to ensuring that our business affiliates, including suppliers, vendors, distributors, and representatives hold themselves to the same standards.

4 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 1—Election of Directors
Proposal 1—Election of Directors
What am I voting on and how should I vote?
You are being asked to elect six directors at the Annual Meeting. Each of the directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting until the next annual meeting of the Company’s stockholders, or until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees is sufficiently qualified to lead the Company in the best interest of stockholders.
Our Board currently consists of six members. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date. The six candidates nominated for election as directors at the Annual Meeting are:
▪ Deepak Chopra	▪ Kelli Bernard	▪ James B. Hawkins
▪ William F. Ballhaus	▪ Gerald Chizever	▪ Meyer Luskin
All of our director nominees are currently directors of the Company and were previously elected to serve on the Board by our stockholders.
The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until our next annual meeting of stockholders, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast at the Annual Meeting.
Proposal 1 is considered a “non routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 1 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 1.
If a quorum is present and voting, the six nominees for directors receiving the highest number of votes will be elected as directors.
The Board of Directors unanimously recommends a vote FOR the election each of the director nominees.
OSI SYSTEMS, INC. 2023 Proxy Statement | 5

Proposal 1—Election of Directors
CURRENT DIRECTORS
NAME	AGE	POSITION	DIRECTOR SINCE
Deepak Chopra	72	Chairman of the Board, Chief Executive Officer and President	1987
William F. Ballhaus(1)(2)(5)	78	Director	2010
Kelli Bernard(3)(4)	54	Director	2019
Gerald Chizever(4)(5)	79	Director	2016
James B. Hawkins(1)(2)(3)(5)	67	Director	2015
Meyer Luskin(1)(2)(3)(4)	98	Director	1990

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating and Governance Committee

(4)
Member of Risk Management Committee

(5)
Member of the Technology Committee

BUSINESS EXPERIENCE
Deepak Chopra	Chairman of the Board since 1992 Director since 1987
BOARD COMMITTEES ▪ None
CAREER HIGHLIGHTS
Mr. Chopra is our founder and has served as President, Chief Executive Officer and has been a member of our Board since our inception in May 1987. He has served as our Chairman of the Board since February 1992. Mr. Chopra also serves as the Chief Executive Officer of several of our major subsidiaries.
From 1976 to 1979 and from 1980 to 1987, Mr. Chopra held various positions with ILC, a publicly held manufacturer of lighting products, including serving as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Operating Officer of its United Detector Technology division. In 1990, we acquired certain assets of ILC’s United Detector Technology division.

Mr. Chopra has also held various positions with Intel Corporation, TRW Semiconductors and RCA Semiconductors.
EDUCATION
Mr. Chopra holds a Bachelor of Science degree in Electronics from Punjab Engineering College in Chandigarh, Punjab, India and a Master of Science degree in Semiconductor Electronics from the University of Massachusetts, Amherst.
QUALIFICATIONS
Among other reasons, Mr. Chopra was selected to serve as a director because of his expertise in the field of electrical engineering as well as his long-standing experience in successfully managing our Company.

6 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 1—Election of Directors
William F. Ballhaus, Jr.	Lead Independent Director Director since May 2010
BOARD COMMITTEES ▪ Audit ▪ Compensation and Benefits ▪ Technology (Chair)
CAREER HIGHLIGHTS
From 2000 to 2007, Dr. Ballhaus, now retired, served as President and then also as Chief Executive Officer of Aerospace Corporation, an organization dedicated to the application of science and technology to the solution of critical issues in the nation’s space program.
Between 1990 and 2000, Dr. Ballhaus’ career included positions within the aerospace industry, including Corporate Vice President, Engineering and Technology for Lockheed Martin Corporation and President, Aero and Naval Systems and President, Civil Space & Communications, both for Martin Marietta.
Between 1971 and 1989, Dr. Ballhaus worked for the National Aeronautics and Space Administration (NASA), including as Director of its Ames Research Center.

Dr. Ballhaus has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
Dr. Ballhaus, who has published more than 40 papers on computational aerodynamics, obtained a Ph.D. in Engineering in 1971 and a BS and MS in Mechanical Engineering in 1967 and 1968, all from the University of California at Berkeley.
QUALIFICATIONS
Among other reasons, Dr. Ballhaus was selected to serve as a director because of his experience in managing providers of technology and technical services to government agencies.

Kelli Bernard	Independent Director Director since December 2019
BOARD COMMITTEES ▪ Nominating and Governance ▪ Risk Management (Co-Chair)
CAREER HIGHLIGHTS
Ms. Bernard is currently the Managing Partner for the Los Angeles office of Lighthouse Public Affairs, a public affairs consultancy in California.
Prior to this role, from June 2016 to December 2021, Ms. Bernard has served as an Executive Vice President and National Cities Leader for AECOM, a fully integrated global infrastructure firm.
Prior to joining AECOM, from July 2013 through June 2016, Ms. Bernard was Deputy Mayor of Economic Development for Los Angeles Mayor Eric Garcetti.
Ms. Bernard is the current vice chair of Homeboy Industries.

EDUCATION
She holds a BA in Sociology from University of California, Berkeley and a Master’s degree in Urban Planning from University of California, Los Angeles.
QUALIFICATIONS
Among other reasons, Ms. Bernard was selected to serve as a director because of her business and economic development and international trade experience.

OSI SYSTEMS, INC. 2023 Proxy Statement | 7

Proposal 1—Election of Directors
Gerald Chizever	Independent Director Director since October 2016
BOARD COMMITTEES ▪ Risk Management (Co-Chair) ▪ Technology
CAREER HIGHLIGHTS
Mr. Chizever has been a partner at the law firm of Loeb & Loeb LLP since 2004. Mr. Chizever’s practice includes mergers and acquisitions, corporate finance, public and private securities offerings, general corporate representation and strategic alliances. Mr. Chizever serves as general corporate counsel for public and private companies, advising them in all matters, including business transactions, corporate governance and compliance with governmental regulations.

EDUCATION
He holds a B.B.A. degree in Accounting and a Juris Doctorate from George Washington University.
QUALIFICATIONS
Among other reasons, Mr. Chizever was selected to serve as a director because of his corporate governance and compliance experience, including his experience in highly regulated industries.

James B. Hawkins	Independent Director Director since December 2015
BOARD COMMITTEES ▪ Audit (Chair) ▪ Compensation and Benefits ▪ Nominating and Governance ▪ Technology OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Iradimed (Nasdaq: IRMD)
CAREER HIGHLIGHTS
From 2004 through July 2018, Mr. Hawkins was the President, Chief Executive Officer and member of the Board of Directors of Natus Medical Incorporated, a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets.
Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer, and a director of Invivo Corporation, a provider of MRI-safe patient monitoring, and Chief Executive Officer and Chief Financial Officer of Sensor Control Corporation.
Mr. Hawkins currently serves as a director of Iradimed Corporation.

Mr. Hawkins has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree in Finance from San Francisco State University.
QUALIFICATIONS
Among other reasons, Mr. Hawkins was selected to serve as a director because of his direct management experience in the medical device area.

8 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 1—Election of Directors
Meyer Luskin	Independent Director Director since February 1990
BOARD COMMITTEES ▪ Audit ▪ Compensation and Benefits (Chair) ▪ Nominating and Governance (Chair) ▪ Risk Management
CAREER HIGHLIGHTS
Since 1958, Mr. Luskin has served as a Director of Scope Industries, which is engaged principally in the business of recycling and processing food waste products into animal feed, and has also served as its President, Chief Executive Officer and Chairman since 1961.
He currently serves as a Director on the Advisory Board of the UCLA Luskin School of Public Affairs.
Mr. Luskin was formerly Chairman of the Board of the Santa Monica—UCLA Medical Center and Orthopaedic Hospital, Chairman of the Board of the Orthopaedic Institute for Children (previously known as the Los Angeles Orthopaedic Hospital), a Director of the UCLA Foundation and a Director of the Alliance for College-Ready Public Schools.

Mr. Luskin also served as a Director of Myricom, Inc., a computer and network infrastructure company.
Mr. Luskin has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
Mr. Luskin holds a Bachelor of Arts degree from the University of California, Los Angeles and a Masters in Business Administration from Stanford University
QUALIFICATIONS
Among other reasons, Mr. Luskin was selected to serve as a director because of his long-standing experience managing complex business operations.

OSI SYSTEMS, INC. 2023 Proxy Statement | 9

Proposal 1—Election of Directors
BOARD EXPERTISE
The following table displays certain significant skills and qualifications of our Directors. The Nominating and Governance Committee reviews the composition of the Board as a whole periodically to ensure that the Board maintains a balance of knowledge and experience and to assess the skills and characteristics that the Board may find valuable in the future in light of current and anticipated strategic plans and operating requirements and the long-term interest of stockholders.
SKILLS AND EXPERIENCE		CHOPRA	BALLHAUS	BERNARD	CHIZEVER	HAWKINS	LUSKIN
4/6
FINANCIAL
Experience in accounting, financial disclosure, capital markets and corporate finance, or P&L responsibility, as an executive of a company with a breadth and level of complexity comparable to the Company

5/6	INDUSTRY Experience in a senior-level management position with a company in the technology solutions or infrastructure industries
6/6	CORPORATE GOVERNANCE Experience serving as a public company director, including an understanding of good corporate governance standards and practices
5/6	SENIOR MANAGEMENT Experience in a senior-level management position at a publicly listed company
6/6	RISK MANAGEMENT Experience assessing and managing enterprise business or government risks or experience overseeing complex business risk management matters
5/6	GLOBAL BUSINESS Experience managing a business with substantial global operations, or experience in and deep, expert knowledge of global politics
5/6	STRATEGY/M&A Mergers and acquisitions and integration experience as a public company officer or director
4/6	GOVERNMENT Experience in government and regulatory organizations
RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS
There are no arrangements or understandings known to us between any of the directors or nominees for director and any other person pursuant to which any such person was or is to be elected a director.
Ajay Mehra, Executive Vice President and President, Cargo Scanning and Solutions, is the first cousin of Deepak Chopra. Other than this relationship, there are no family relationships among our directors or director nominees or Named Executive Officers (as defined in “Compensation of Executive Officers—Summary Compensation Table”).
10 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 1—Election of Directors
DIRECTOR COMPENSATION
All of our non-employee directors are paid an annual cash retainer and receive restricted stock unit (“RSU”) awards. A supplemental annual cash retainer is also paid to certain committee chairs, and committee members may receive additional compensation. Directors who are officers or employees do not receive any compensation as directors or for attending meetings of the Board or its committees.
The principal features of the compensation received by our non-employee directors for fiscal year ended June 30, 2023 are described below.
	Annual Cash Retainer ($)	RSU Grant ($)
Board Service Retainer	60,000	150,000
Lead Director Additional Retainer	35,000	25,000
Committee Chair Additional Retainer
Audit	30,000	35,000
Compensation Committee	30,000	35,000
Technology Committee	15,000	35,000
Risk Management Committee	15,000	—
Each member of the Audit Committee received $3,000 for each Audit Committee meeting attended. Each member of the Compensation Committee received $3,000 for each Compensation Committee meeting attended. Each non-Chair member of the Compensation Committee received an RSU grant valued at $15,000. Each member of the Nominating and Governance Committee received $5,000 for each Nominating and Governance Committee meeting attended. Each member of the Technology Committee received $5,000 for each Technology Committee meeting attended. Each non-Chair member of the Technology Committee received $5,000 and an RSU grant valued at $25,000. Each member of the Risk Management Committee received $3,000 for each Risk Management Committee meeting attended and an RSU grant valued at $25,000. All RSU awards granted to members of the Board and its committees vest 25% annually over a period of four years from the date of grant. The directors also are reimbursed for expenses incurred in connection with the performance of their services as directors.
The following table provides compensation information for the fiscal year ended June 30, 2023 for each non- employee member of our Board(1):
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(2) ($)	TOTAL ($)
William F. Ballhaus	167,500	225,019	392,519
Kelli Bernard	98,000	174,976	272,976
Gerald Chizever	123,000	199,998	322,998
Steven C. Good(3)	160,000	209,989	369,989
James B. Hawkins	144,000	212,547	356,547
Meyer Luskin	135,500	209,989	345,489

(1)
We have omitted from this table the columns titled “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” because no amounts would have been included in such columns.

(2)
Amounts are calculated utilizing the accounting guidance related to stock-based compensation under accounting principles generally accepted in the United States. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2023 for a discussion of the assumptions used in valuation of stock awards. For the fiscal year ended June 30, 2023, 2,590 RSUs were granted to Dr. Ballhaus; 2,014 RSUs were granted to Ms. Bernard; 2,302 RSUs were granted to Mr. Chizever; 2,417 RSUs were granted to Mr. Good; 2,302 RSUs were granted to

OSI SYSTEMS, INC. 2023 Proxy Statement | 11

Proposal 1—Election of Directors
Mr. Hawkins; and 2,417 RSUs were granted to Mr. Luskin, all with a fair value of $86.88. In addition, 148 RSUs were granted to Mr. Hawkins with a fair value of $84.79. As of June 30, 2023, Mr. Luskin had 5,959 unvested stock awards outstanding; Dr. Ballhaus had 6,386 unvested stock awards outstanding; Mr. Good had 5,959 unvested stock awards outstanding; Mr. Hawkins had 5,739 unvested stock awards outstanding; Mr. Chizever had 5,513 unvested stock awards outstanding; and Ms. Bernard had 4,807 unvested stock awards outstanding.
(3)
Mr. Good retired from the Board in December 2022. Includes amounts paid to Mr. Good for his service as Director Emeritus.

DIRECTOR SHARE OWNERSHIP REQUIREMENTS

We believe that our directors should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that our directors own at minimum equity of the Company valued at five times their annual retainers.

We believe that this multiple constitutes significant amounts for our directors and provides a substantial link between the interests of our directors and those of our stockholders. During such time that a director has not attained the share ownership guideline, such director is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock or unit awards, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our directors meets or exceeds our minimum equity ownership guidelines.
12 | OSI SYSTEMS, INC. 2023 Proxy Statement

Corporate Governance
Corporate Governance
BOARD ROLE IN RISK OVERSIGHT
Our Board is responsible for our risk oversight. Risks we face include, among others:
▪ competitive ▪ economic ▪ operational ▪ financial ▪ accounting	▪ liquidity ▪ tax ▪ legal/regulatory ▪ foreign country ▪ safety	▪ employment ▪ political ▪ cybersecurity
Risks are reported to our Board through our executive officers, who are responsible for the identification, assessment, and management of our risks. Our Board regularly discusses the risks reported by our executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.
To optimize its risk oversight capabilities and efficiently oversee our risks, the Board delegates to its committees oversight responsibility for particular areas of risk. For example:

AUDIT COMMITTEE	RISK MANAGEMENT COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	COMPENSATION COMMITTEE	TECHNOLOGY COMMITTEE

The Audit Committee oversees management of major financial risks, including risks related to:
▪
accounting

▪
auditing

▪
financial reporting

▪
maintaining effective internal control over financial reporting

	The Risk Management Committee oversees management of key enterprise risks, including: ▪ strategic ▪ operational ▪ legal/regulatory ▪ compliance	The Nominating and Governance Committee oversees risks related to the effectiveness of the Board	The Compensation Committee oversees risks related to our executive compensation policies and practices	The Technology Committee oversees risks related to technology matters
BOARD LEADERSHIP STRUCTURE AND LEAD INDEPENDENT DIRECTOR
Our Chairman of the Board is our Chief Executive Officer. We believe that currently combining the positions of Chief Executive Officer and Chairman serves as an effective link between management’s role of identifying, assessing and managing risks and the Board’s role of risk oversight. Mr. Chopra possesses in-depth knowledge of the issues, opportunities and challenges we face and is thus well positioned to develop agendas and highlight issues that ensure that the Board’s time and attention are focused on the most critical matters. In addition, our Board has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and other companies with which we do business. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current
OSI SYSTEMS, INC. 2023 Proxy Statement | 13

Corporate Governance
circumstances, we will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve our best interests and the best interests of our stockholders.
The number of independent directors serving on our Board, our independent committees and our Lead Independent Director balance the combined Chairman of the Board and Chief Executive Officer position. William Ballhaus is currently our Lead Independent Director and brings to this role considerable skills and experience as described above in “Proposal 1—Election of Directors.” The role of Lead Independent Director is designed to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.
COMMITMENT TO DIVERSITY
We are focused on creating a diverse and inclusive workforce. We strive to attract and retain top talent, foster an inclusive culture, and embrace diversity. We are also committed to diversity at the Board level. Our Board and Nominating and Governance Committee consider diversity, including gender, racial, and ethnic diversity, when considering nominations to the Board. The Board’s objective is to have a Board comprised of individuals who by occupation, background, and experience are in a position to make a strong, positive contribution to our Company and our stockholders.
BOARD DIVERSITY MATRIX (AS OF OCTOBER 26, 2023)
BOARD SIZE
Total number of directors	6
GENDER	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE
Directors	1	5	0	0
NUMBER OF DIRECTORS WHO IDENTIFY IN ANY OF THE CATEGORIES BELOW
African American or Black	1	0	0	—
Alaskan Native or Native American	0	0	0	—
Asian (other than South Asian)	0	0	0	—
South Asian	0	1	0	—
Hispanic or Latinx	0	0	0	—
Native Hawaiian or Pacific Islander	0	0	0	—
White	0	4	0	—
Two or more races or ethnicities	0	0	0	—
LGBTQ+	0	0	0	—
14 | OSI SYSTEMS, INC. 2023 Proxy Statement

Corporate Governance
DEMOGRAPHIC INFORMATION OF EMPLOYEE POPULATION
As of September 30, 2023, our employee demographic breakdown was as follows. We have omitted from our calculations those employees who declined to self-identify or for whom no data was provided.
BOARD MEETINGS, INDEPENDENCE AND COMMITTEES OF THE BOARD
There were five meetings of the Board and the Board acted pursuant to unanimous written consent on two additional occasions during the fiscal year ended June 30, 2023. During fiscal 2023, the Board had a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Risk Management Committee, and Technology Committee. The members of each committee are appointed by the majority vote of the Board. All persons serving as a director during the fiscal year ended June 30, 2023 attended more than 75% of the aggregate number of meetings held by the Board and all committees on which such director served.
The Board has determined that each of the current directors, except Mr. Chopra, is independent within the meaning of the director independence standards of The NASDAQ Stock Market (the “Listing Standards”), as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees of the Board is independent within the meaning of the SEC rules and regulations and the Listing Standards, as applicable and currently in effect.
The Board Committees act pursuant to written charters adopted by the Board, copies of which are available under the Investor Relations section of our website at:	https://investors.osi-systems.com/ investor-relations/company- information/corporate- governance
OSI SYSTEMS, INC. 2023 Proxy Statement | 15

Corporate Governance
Audit Committee	All members of the Audit Committee are independent directors	Meetings held during the fiscal year ended June 30, 2023:	4

COMMITTEE MEMBERS
▪
James B. Hawkins (Chair)

▪
William F. Ballhaus

▪
Meyer Luskin

FINANCIAL EXPERT
The Board has determined that, based upon his work experience, Mr. Hawkins qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the SEC. Information regarding Mr. Hawkins’ work experience is set forth above under “Proposal 1—Election of Directors.”
To date, no determination has been made as to whether the other members of the Audit Committee also qualify as Audit Committee Financial Experts.

COMMITTEE COMPLIANCE
We have a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All members of the Audit Committee are independent, as independence for audit committee members is defined in Rule 10A-3(b)(1) under the Exchange Act and the Listing Standards applicable to our Company.
KEY RESPONSIBILITIES
The Audit Committee:
▪
makes recommendations for selection of our independent public accountants,

▪
reviews with the independent public accountants the plans and results of the audit engagement,

▪
approves professional services provided by the independent public accountants,

▪
reviews the independence of the independent public accountants,

▪
considers the range of audit and any non-audit fees, and

▪
reviews our financial statements and the adequacy of our internal accounting controls and financial management practices.

REPORT OF THE AUDIT COMMITTEE
The Report of the Audit Committee is on page 22 of this Proxy Statement.

Compensation Committee	All members of the Compensation Committee are independent directors	Meetings held during the fiscal year ended June 30, 2023:	4
COMMITTEE MEMBERS ▪ Meyer Luskin (Chair) ▪ William F. Ballhaus ▪ James B. Hawkins
KEY RESPONSIBILITIES
The Compensation Committee is responsible for:
▪
determining compensation and benefits for our executive officers,

▪
reviewing and approving executive compensation policies and practices, and

▪
providing advice and input to the Board in the administration of our equity compensation and benefits plans.

The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties.
COMPENSATION COMMITTEE REPORT
The Compensation Committee Report is on page 68 of this Proxy Statement.

16 | OSI SYSTEMS, INC. 2023 Proxy Statement

Corporate Governance
Nominating and Governance Committee	All members of the Nominating and Governance Committee are independent directors	Meetings held during the fiscal year ended June 30, 2023:	1
COMMITTEE MEMBERS ▪ Meyer Luskin (Chair) ▪ Kelli Bernard ▪ James B. Hawkins
KEY RESPONSIBILITIES
The Nominating and Governance Committee is responsible for:
▪
evaluating nominations for new members of the Board.

CONSIDERATION OF DIRECTOR
CANDIDATES
The Nominating and Governance Committee will consider director candidates based upon their:
▪
business and financial experience,

▪
personal characteristics,

▪
expertise that is complementary to the background and experience of other Board members,

▪
diversity,

▪
willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board,

▪
willingness to objectively appraise management performance, and

▪
any such other qualifications the Nominating and Governance Committee deems necessary to ascertain the candidate’s ability to serve on the Board.

The Nominating and Governance Committee has sought to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members.

Risk Management Committee	All members of the Risk Management Committee are independent directors	Meetings held during the fiscal year ended June 30, 2023:	3
COMMITTEE MEMBERS ▪ Kelli Bernard (Co-Chair) ▪ Gerald Chizever (Co-Chair) ▪ Meyer Luskin
KEY RESPONSIBILITIES
The Risk Management Committee is responsible for overseeing and monitoring our key enterprise risks, including:
▪
strategic,

▪
operational,

▪
legal/regulatory

▪
compliance, and

▪
reputational risks.

The Risk Management Committee has responsibility for:
▪
reviewing our compliance program and our major legal compliance risk exposures,

▪
monitoring our code of ethics,

▪
reviewing our risk management reviews and assessments, and

▪
regularly assessing the continuing appropriateness of a succession plan for our Chief Executive Officer and other executive officers.

Technology Committee	All members of the Technology Committee are independent directors	Meetings held during the fiscal year ended June 30, 2023:	4
COMMITTEE MEMBERS ▪ William F. Ballhaus (Chair) ▪ Gerald Chizever ▪ James B. Hawkins	KEY RESPONSIBILITIES The Technology Committee is responsible for: ▪ evaluating and making recommendations to the Board regarding technology-based matters.
OSI SYSTEMS, INC. 2023 Proxy Statement | 17

Corporate Governance
ANNUAL MEETING ATTENDANCE
We have adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of our Board are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of our directors attended last year’s annual meeting of stockholders.
DIRECTOR NOMINATION PROCESS

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board must do so in writing. The recommendation should be sent to the following address:
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation should include the following information:
▪
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Governance Committee;

▪
The name and contact information for the candidate;

▪
A statement of the candidate’s occupation and background, including education and business experience;

▪
Information regarding each of the factors listed above, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;

▪
A statement detailing (i) any relationship or understanding between the candidate and our Company, or any customer, supplier, competitor, or affiliate of ours, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

▪
A statement that the candidate is willing to be considered for nomination by the Nominating and Governance Committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of our Bylaws, a copy of which is available from our Secretary upon written request, with respect to nomination of persons for election to the Board. We may also require any proposed nominee to furnish such other information as we or the Nominating and Governance Committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the Nominating and Governance Committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Nominating and Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.
There are no stockholder nominations for election to our Board to be voted on at this year’s Annual Meeting. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify us of their intent to do so on or before the date on which nominations must be received by us in accordance with our Bylaws and the rules and regulations of the SEC. For details see “Stockholder Proposals.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers has served during the fiscal year ended June 30, 2023 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on our Board or the Compensation Committee. During the fiscal year ended June 30,
18 | OSI SYSTEMS, INC. 2023 Proxy Statement

Corporate Governance
2023, no member of our Compensation Committee had any relationship or transaction with our Company required to be disclosed pursuant to Item 404 of Regulation S-K.
STOCKHOLDER COMMUNICATIONS
Stockholders interested in communicating directly with the Board, or specified individual directors, may do so by writing our Secretary at the following address:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of our Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal control or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In 1994, we, together with Electronics Corporation of India Limited (“ECIL”), an unaffiliated Indian company, formed ECIL-Rapiscan Security Products Limited, a joint venture under the laws of India (“ECIL Rapiscan”). We own a 36% interest in the joint venture, Mr. Chopra owns a 10.5% interest and Mr. Mehra owns a 4.5% interest. The remaining interest in the joint venture is owned by ECIL. To date, our portion of the earnings of ECIL Rapiscan has been immaterial to our financial results and results of operations.
Mohinder Chopra, who is the brother of Deepak Chopra, our Chief Executive Officer, is our Senior Vice President/General Manager India. His total compensation for fiscal year 2023 was valued at approximately $383,000.
Gerald Chizever, a member of our Board, is a partner at Loeb & Loeb LLP. Loeb & Loeb advises the Company in various matters from time to time. The fees paid by the Company to Loeb & Loeb in each of the past three fiscal years were significantly below the applicable threshold outlined in The NASDAQ Stock Market guidelines for determining director independence. For fiscal year 2023, the Company paid $525,210 in fees to Loeb & Loeb. Our Board carefully reviewed the nature of our engagement of Loeb & Loeb and the services rendered, including nominal fees relative to Loeb & Loeb’s annual revenues, the expertise and relevant experience of the firm, the firm’s and specific partners’ knowledge of our Company and our business and past legal engagements, and the fees paid in such engagements, and determined that Mr. Chizever is independent under the standards of The NASDAQ Stock Market.
The Audit Committee of the Board reviews proposed transactions in which the Company and any person who is a member of the Board, a nominee to become a member of the Board, an executive officer of the Company, a holder of more than five percent of our voting securities, or any immediate family member of any of the foregoing would have a direct or indirect material interest in the transaction and the amount involved, when added together with the amounts of all other transactions with that related person for that fiscal year, exceeds $75,000. The review involves an evaluation, without participation by any member of the Audit Committee with a direct or indirect material interest in the transaction, of whether the transaction would be on terms at least as favorable to us as those that could have been obtained from unaffiliated third parties. This policy is supported by the Charter of the Audit Committee of the Board.
OSI SYSTEMS, INC. 2023 Proxy Statement | 19

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
What am I voting on and how should I vote?
You are being asked to ratify the appointment of Grant Thornton LLP as the company’s independent registered public accounting firm for the year ending June 30, 2024. Although our governing documents do not require us to submit this matter to stockholders, the Board believes that asking stockholders to ratify the appointment of Grant Thornton LLP is consistent with best practices in corporate governance.

We believe that Grant Thornton LLP is sufficiently qualified to conduct their duties as independent auditor.
The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accountants for the year ending June 30, 2024 and has further directed that management submit the selection of independent registered public accountants for ratification by our stockholders at the Annual Meeting. Grant Thornton has no financial interest in the Company, and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
In the event that our stockholders fail to ratify the selection of Grant Thornton, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.
Representatives of Grant Thornton are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 2 is considered a “routine” matter and, accordingly, brokerage firms and nominees have the authority to vote their clients’ unvoted shares on Proposal 2 as well as to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 2.
The Board of Directors unanimously recommends a vote FOR the ratification of Grant Thornton as our independent registered public accountants for the fiscal year ending June 30, 2024.
20 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
AUDIT FEES
Following a competitive selection process where the Audit Committee invited various public accounting firms to participate, including Moss Adams LLP, our then-current independent registered public accounting firm, on January 25, 2023, the Audit Committee approved the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023. The following table represents fees charged for professional audit services rendered by Grant Thornton for the audit of our annual financial statements and quarterly reviews for the year ended June 30, 2023:
NAME	FY2023 ($ IN THOUSANDS)
Audit fees(1)	1,645
Audit-related fees(2)	—
Tax fees(3)	—
All other fees(4)	—
Total	1,645
The following table represents fees charged for professional audit services rendered by Moss Adams for the audit of our annual financial statements for the year ended June 30, 2022 and for the quarterly reviews of our financial statements for the first half of fiscal year 2023 and fees billed by Moss Adams for other services during those periods:
NAME	FY2022 ($ IN THOUSANDS)	FY2023 ($ IN THOUSANDS)
Audit fees(1)	1,883	193
Audit-related fees(2)	17	24
Tax fees(3)	—	—
All other fees(4)	—	—
Total	1,900	217

(1)
“Audit fees” consist of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams in connection with statutory and regulatory filings or engagements.

(2)
The term “Audit-related fees” means fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements other than audit fees. This includes professional services for the audit of the financial statements of our 401(k) plan.

(3)
The term “Tax fees” means fees billed for professional services rendered for tax advice, planning and compliance (domestic and international).

(4)
The term “All other fees” means fees billed for products and services other than for the services described above.

AUDIT COMMITTEE’S PRE-APPROVAL POLICY
The Audit Committee pre-approves all audit, audit-related and tax services (other than prohibited non-audit services) to be provided by the independent public accountants. The Audit Committee has delegated to its Chairman the authority to pre-approve all other services to be provided by the independent public accountants, up to an aggregate of $50,000 each fiscal year. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting.
INDEPENDENCE
The Audit Committee has considered whether Grant Thornton’s audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent public accountant’s independence and has determined that it is compatible.
OSI SYSTEMS, INC. 2023 Proxy Statement | 21

Report of the Audit Committee
Report of the Audit Committee

The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended June 30, 2023 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Grant Thornton, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, for filing with the SEC.

AUDIT COMMITTEE
James B. Hawkins, Chair	William F. Ballhaus	Meyer Luskin
22 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
What am I voting on and how should I vote?	We are providing our stockholders an opportunity to indicate whether they approve of an Amendment to our Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan.

We believe that adopting the Amendment is in our best interest in light of our growth and the continuing need to provide equity-based incentives to attract and retain the most qualified personnel. Accordingly, stockholders are being asked to vote FOR the approval of the Amendment.

INTRODUCTION
We are interested in maintaining strong corporate governance practices, including with respect to equity awards granted to our executive officers. For this reason, our Board adopted on October 25, 2023, subject to stockholder approval, an amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan (the “Plan”), which increases the number of shares available under the Plan by 2,400,000 shares of our common stock (the “Common Stock”), increases the number of shares which may be granted as incentive stock options (“ISOs”) under the Plan by 2,400,000 shares and extends the right to grant ISOs under the Plan through October 25, 2033 (the “Amendment”). Within this Proposal 3, we refer to the Plan, as amended by the Amendment, as the “Amended Plan”.
Awards under the Amended Plan provide employees, consultants and directors an opportunity to acquire or increase an ownership stake in our Company, and our Board believes this aligns their interests with those of our stockholders, creating strong incentives to achieve goals that result in consistent stockholder returns. We believe that the share increase proposed under the Amendment is necessary to help ensure that we have a sufficient reserve of shares available to attract and retain the services of the most qualified personnel, including key individuals essential to our long-term growth and success. A copy of the Amendment is included as Appendix A to this Proxy Statement.
The Amendment is subject to stockholder approval. If the Amendment is approved, it will become effective on the date of such stockholder approval.
STOCKHOLDER APPROVAL
As discussed above, if this Amendment is approved, then an aggregate of 9,500,000 shares of our Common Stock will be reserved for issuance pursuant to the Amended Plan, all of which may be granted as ISOs pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval of the Amendment will constitute approval pursuant to the NASDAQ stockholder approval requirements applicable to equity compensation plans and the stockholder approval requirements under Section 422 of the Code relating to ISOs (to the extent required by the Code).
If stockholders do not approve the Amendment described in this Proposal 3, then the proposed additional shares will not become available for issuance and the Plan (not as amended) will continue in full force and effect, and we may continue to grant awards under the Plan (and not the Amended Plan) to eligible individuals, subject to the terms and conditions of the Plan. In addition, all previously granted awards will continue to be subject to the terms of the Plan.
OSI SYSTEMS, INC. 2023 Proxy Statement | 23

Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
REASONABLE EQUITY DILUTION AND KEY HISTORICAL EQUITY METRICS
In determining the number of shares of Common Stock to request for approval under the Amendment, our management team worked with our Board to evaluate a number of factors, including our recent share usage, anticipated share usage, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the Amendment. Specifically, our Board considered the following:
▪
The share reserve under the Amendment represents an aggregate increase of 2,400,000 shares from the aggregate number of shares reserved for issuance under the Plan, and such increase represents 14.1% of our outstanding Common Stock on September 30, 2023.

▪
In fiscal years 2021, 2022 and 2023, equity awards representing a total of approximately 339,311 shares, 334,435 shares and 357,475 shares, respectively, were granted under the Plan, for an annual equity burn rate of 2.0%, 2.0% and 2.3%, respectively. This represents a three-year average burn rate of 2.1%. Equity burn rate is calculated by dividing (i) the number of shares subject to equity awards granted during the fiscal year by (ii) the weighted average number of shares outstanding at the end of the fiscal year. If each Full Value Award is multiplied by 1.87 (consistent with the methodology employed pursuant to the fungible share ratio in the Plan), the “adjusted” annual burn rate under the Plan would be 3.7%, 3.7% and 4.1% for fiscal years 2021, 2022 and 2023, respectively.

▪
We expect the proposed aggregate share reserve under the Amended Plan to provide us with enough shares for awards for approximately three to four years, assuming we continue to grant awards consistent with our current practices and historical usage, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices.

Additionally, as of September 30, 2023, outstanding grants under the Plan, including shares remaining available for grant thereunder, are provided in the table below:
NUMBER OF
Options outstanding	78,925
Weighted average exercise price of outstanding options	$87.01
Weighted average remaining term of outstanding options	6.9 years
RSUs outstanding	397,311
Shares available for grant	185,744
Common stock outstanding	16,987,842
In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital in our view to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.
THE AMENDED PLAN COMBINES COMPENSATION AND GOVERNANCE BEST PRACTICES
The Amended Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:
▪
Prohibitions against various “liberal” share recycling practices.   Shares tendered by participants to satisfy the exercise price or purchase price of awards or tax withholding obligations with respect to awards, in any case, will not be added back to the shares available for issuance under the Amended Plan.

▪
Shareholder approval is required for additional shares.   The Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares, so that shareholder

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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
approval is required to increase the maximum number of shares of our Common Stock which may be issued under the Amended Plan in the future.
▪
No discount stock options or stock appreciation rights.   All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

▪
Individual award limit.   No participant may receive awards covering more than 250,000 shares or cash payments in excess of $15,000,000, in any case, during any calendar year.

▪
Limitations on dividend payments on unvested awards.   Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met. In addition, dividend equivalents may not be granted on options or stock appreciation rights.

▪
No tax gross-ups.   The Amended Plan does not provide for any tax gross-up payments or rights.

▪
Annual director imit.   Non-employee directors may not receive cash and/or incentive equity awards with a value in excess of $750,000 during any calendar year (determined by reference to grant date fair value (determined as of the date of the grant under ASC Topic 718, or any successor thereto) for any equity-based awards).

▪
No repricing without stockholder approval.   Except in connection with certain corporate transactions, the Amended Plan does not permit the repricing or cancelation of options or SARs in exchange for cash or other awards without stockholder approval when the option or SAR price per share exceeds the fair market value of the underlying shares.

MATERIAL TERMS OF THE AMENDED PLAN
SUMMARY OF THE AMENDED PLAN
This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, as amended by the Amendment, which is attached as Appendix A to this Proxy Statement. A copy of the Plan is attached as Appendix A to the proxy statement on Schedule 14A that we filed with the SEC on October 21, 2020.
ELIGIBILITY AND ADMINISTRATION
Our employees, consultants and directors are eligible to receive awards under the Amended Plan. As of September 30, 2023, there were approximately 6,576 employees and five non-employee directors eligible to receive awards under the Amended Plan. The Amended Plan is administered by the Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the Amended Plan, including any vesting and vesting acceleration conditions.
LIMITATION ON AWARDS AND SHARES AVAILABLE
The aggregate number of shares of our Common Stock that are authorized for issuance under awards granted pursuant to the Plan equals the sum of (i) 7,100,000 shares plus (ii) any shares of our Common Stock subject to awards outstanding under the 2006 Equity Participation Plan of OSI Systems, Inc. (as may be amended, the “2006 Plan”) that terminate, expire or lapse for any reason on or after December 10, 2020. As described above, if the Amendment described by this Proposal 3 is approved, then the aggregate number of shares authorized for issuance under the Amended Plan will equal the sum of (i) 9,500,000 shares, plus (ii) any shares of our Common Stock subject to awards outstanding under the 2006 Plan that terminate, expire or lapse for any reason on or after the date on which our stockholders approve the Amendment.
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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
Additionally, the number of shares which may be granted pursuant to ISOs under the Plan was 7,100,000 shares. If the Amendment is approved by our stockholders, the number of shares which may be granted pursuant to ISOs will be increased to a total of 9,500,000 shares. If all awards under the Amended Plan were to be granted as Full Value Awards, this represents an increase of 1,283,422 shares.
The Amended Plan will continue the Plan’s fungible stock plan feature under which Full Value Awards will be counted as 1.87 shares against the share reserve. Therefore, any shares delivered in settlement of awards of options, SARs or similar awards which do not deliver the full share value at grant of the underlying shares (i.e., which are not Full Value Awards) will be counted against the Amended Plan share reserve limit as one share for every one share granted. Any shares that are delivered in settlement of Full Value Awards (i.e., restricted stock, RSUs, or similar awards that convey the full value of the shares subject to the award) will be counted against this limit as 1.87 shares for every one share granted. Shares subject to awards under the Amended Plan that are forfeited, expire or are settled for cash may be used again for new grants under the Amended Plan, and will be added back to the Amended Plan’s share limit in the same number of shares as were debited from the share limit in respect of the grant of such awards. Shares that are (i) subject to a SAR or stock option that are not issued in connection with the stock settlement of the SAR or stock option on its exercise, (ii) purchased on the open market with the cash proceeds from the exercise of options, or (iii) tendered or withheld to satisfy exercise price or tax withholding obligations associated with an award, in any case, may not be used again for new grants of awards. Shares granted under the Amended Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.
Subject to limited exception, awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended Plan. The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any one participant pursuant to the Amended Plan during any calendar year will be 250,000 and the maximum amount that may be paid in cash pursuant to the Amended Plan to any one participant during any calendar year period will be $15,000,000. In addition, the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards that may be granted to any non-employee director pursuant to the Amended Plan during any calendar year will not exceed $750,000.
AWARDS
The Amended Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, restricted stock, RSUs, dividend equivalents, other incentive awards and SARs and cash awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended Plan are or will be set forth in award agreements which detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards are generally settled in shares of our Common Stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.
Stock Options

Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. Incentive stock options, by contrast to nonqualified stock options, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of incentive stock options granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of incentive stock options granted to certain significant
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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.
Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.
Restricted Stock and RSUs

Restricted stock is an award of nontransferable shares of our Common Stock which shares remain forfeitable unless and until specified conditions are met. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant if the plan administrator permits such a deferral. Vesting conditions determined by the plan administrator may apply to restricted stock and RSUs and may include continued service, performance and/or other conditions. Under the Amended Plan, dividends payable with respect to restricted stock prior to the vesting of such restricted stock instead will be paid out to the participant only as and to the extent that the applicable vesting conditions of the underlying award are subsequently satisfied and the restricted stock vests. Dividends payable with respect to the portion of an award that fails to vest will be forfeited.
Other Incentive Awards and Cash Awards

Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our Common Stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.
Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend payment dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents may not be granted on options or SARs. Under the Amended Plan, dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the applicable vesting conditions of the underlying award are subsequently satisfied and the award vests. Dividend equivalents payable with respect to the portion of an award that fails to vest will be forfeited.
CERTAIN TRANSACTIONS

The plan administrator has broad discretion to equitably adjust the provisions of the Amended Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended Plan and outstanding awards. In the event of a change in control of our Company (as defined in the Amended Plan), the surviving entity must assume outstanding awards or substitute economically equivalent awards for such outstanding awards; however, if the surviving entity declines to assume or
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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
substitute for some or all outstanding awards, then all such awards will vest in full and be deemed exercised (as applicable) upon the transaction. Individual award agreements may provide for additional accelerated vesting and payment provisions.
FOREIGN PARTICIPANTS, TRANSFERABILITY, REPRICING AND PARTICIPANT PAYMENTS

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Amended Plan are generally non-transferable prior to vesting and exercisable only by the participant. Any transfer of an award to a permitted transferee (as defined in the Amended Plan) shall be without consideration except as required by applicable law. Except in connection with certain corporate transactions, the Amended Plan does not permit the repricing or cancelation of options or SARs in exchange for cash or other awards without stockholder approval when the option or SAR price per share exceeds the fair market value of the underlying shares. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended Plan, the plan administrator may, in its discretion, accept cash or check, shares of our Common Stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.
PLAN AMENDMENT AND TERMINATION

Our Board may amend or terminate the Amended Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for (i) any amendment that increases the number of shares available under the Amended Plan, and (ii) any amendment that reduces the price per share of any outstanding option or SAR granted under the Amended Plan or that cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. After the tenth anniversary of the date the Amended Plan was adopted by our Board, no incentive stock options may be granted; however, the Amended Plan does not have a specified expiration and will otherwise continue in effect until terminated by us.
PROGRAMS

The Amended Plan provides that the plan administrator may establish programs under the Amended Plan which contain the terms and conditions intended to govern a specified type of award granted under the Amended Plan. Programs may be established to govern awards tied to specific performance goals and business criteria under the umbrella of the Amended Plan. In all cases, these programs will be consistent with the terms of the Amended Plan.
TAX WITHHOLDING

We have the authority and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the Amended Plan. The plan administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a participant to elect to have us withhold shares otherwise issuable under an award. Unless determined otherwise by the plan administrator, the number of shares which may be so withheld or surrendered will be limited to the number of shares which have a fair market value no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes for the applicable jurisdiction.
DATA PRIVACY

Under the Amended Plan, as a condition of receipt of any award, each participant must explicitly consent to the collection, use and transfer of personal data as described in the Amended Plan by and among us and
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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
our subsidiaries for the exclusive purpose of implementing, administering and managing the participant’s participation in the Amended Plan.
FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED PLAN
The U.S. federal income tax consequences of the Amended Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Amended Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending on individual circumstances.
NON-QUALIFIED STOCK OPTIONS
If a participant is granted a nonqualified stock option under the Amended Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss should be taxable as a long-term or short-term capital gain or loss. We generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
INCENTIVE STOCK OPTIONS
A participant receiving incentive stock options should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the incentive stock option requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock should be treated as a long-term capital gain or loss, and we should not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option should be treated as one that does not meet the requirements of the Code for incentive stock options and the participant should recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the incentive stock option is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We are not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
OTHER AWARDS
The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents, cash awards and other stock awards are generally subject to tax at the time of payment.
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Proposal 3—Approval of an Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
APPLICATION OF SECTION 409A OF THE CODE
Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes certain equity-based incentive programs, including some stock options, stock appreciation rights and RSU programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and appreciation rights if no deferral is provided beyond exercise, nor does Section 409A apply to restricted stock. The awards made pursuant to the Amended Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the Amended Plan are not exempt from coverage. However, if the Amended Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
SHARE PRICE
On October 16, 2023, the last trading day prior to the record date, the closing price of our Common Stock on the Nasdaq Stock Market was $118.16 per share.
NEW PLAN BENEFITS
The number of awards that our Named Executive Officers, directors, other executive officers and other employees may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, as applicable, in the future, and our Board and Compensation Committee have not made any determination to make future grants to any persons under the Amended Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan, as proposed to be amended, had been in effect in the fiscal year ended June 30, 2023.
PLAN BENEFITS
The table below sets forth summary information concerning the number of shares of our Common Stock subject to equity awards granted to certain persons under the Plan through June 30, 2023.
Certain awards set forth in this table for the Named Executive Officers were granted in fiscal year 2023 and therefore also are included in the Summary Compensation Table and in the Grants of Plan-Based Awards Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in fiscal year 2023 and therefore also are included in the non-employee Director Compensation Table set forth in this Proxy Statement and are not additional awards.
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NAME AND POSITION	STOCK OPTION GRANTS (#)	RESTRICTED STOCK UNITS(1) (#)	RESTRICTED STOCK AWARDS (#)
NAMED EXECUTIVE OFFICERS
Deepak Chopra	—	562,161	—
Alan Edrick	—	227,915	—
Ajay Mehra	—	145,875	—
Victor Sze	—	188,132	—
Manoocher Mansouri	—	39,417	—
All current executive officers, as a group	—	1,185,711	—
All current non-employee directors, as a group	—	101,729	—
CURRENT DIRECTOR NOMINEES
Meyer Luskin	—	34,977	—
William Ballhaus	—	27,839	—
James Hawkins	—	16,840	—
Gerald Chizever		14,916
Kelli Bernard	—	7,157	—
Each associate of any such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5% of such options or rights	—	—	—
All employees, including all current officers who are not executive officers, as a group	316,158	578,824	—

(1)
Performance-based RSUs are reflected at “target” levels.

REQUIRED VOTE
Holders of proxies solicited by the Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 3 is considered a “non-routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 3 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 3.
The Board of Directors unanimously recommends a vote FOR the approval of the Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan.
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Proposal 4—Advisory Vote to Approve the Compensation of Our Named Executive Officers
Proposal 4—Advisory Vote to Approve the Compensation of Our Named Executive Officers
What am I voting on and how should I vote?
We are providing our stockholders an opportunity to indicate whether they approve of our Named Executive Officer compensation as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement. This proposal is required pursuant to Section 14A of the Exchange Act.

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

We believe that our compensation philosophy and practices are centered on pay-for-performance principles, designed to retain key executives and reward company performance, and strongly aligned with stockholder interests. Accordingly, stockholders are being asked to vote FOR the below resolution.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, our executive compensation for the fiscal year ended June 30, 2023 as disclosed in the Proxy Statement in accordance with the SEC’s rules, including Section 14A of the Exchange Act. We currently conduct this advisory vote on an annual basis, and the next advisory vote is expected to be conducted at our 2024 Annual Meeting of Stockholders.
SUMMARY
Our Board is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public. We are asking our stockholders to provide advisory approval of our executive compensation as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in the Proxy Statement. We recognize and value the critical role that executive leadership plays in our performance. Our executive compensation philosophy is intended to ensure that executive compensation is aligned with our short- and long-term business strategy, objectives, and stockholder interests. Our executive compensation is designed to attract, motivate, and retain highly qualified executives. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the short- and long-term interests of our stockholders.
We urge you to review the “Compensation Discussion and Analysis” section of the Proxy Statement and executive-related compensation tables for more information.
EMPHASIS ON PAY-FOR-PERFORMANCE PRINCIPLES
We believe that executive compensation should be tied to our performance on both a short-term and long-term basis. We believe that our continued success is closely tied to the performance of our executive officers and have designed our compensation practices to reward the executives for their contributions to our overall success.
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Proposal 4—Advisory Vote to Approve the Compensation of Our Named Executive Officers
ALIGNMENT WITH STOCKHOLDERS’ INTERESTS
We grant annual incentives based in part on each executive’s contribution to enhancing our short- and long-term profitable growth. We also grant long-term equity-based incentives as a substantial component of the compensation program to reward long-term performance and further align the interests of management with those of our stockholders. In recent years, we have generally used performance based RSUs as our equity incentive vehicle as these awards enable the executives to establish a meaningful equity stake in our Company while allowing them to participate in future value creation through appreciation of the shares. These awards tie the executives’ interests to those of long-term stockholders and serve to motivate the executives to lead us to achieve long-term financial goals that are expected to lead to increased stockholder value. In addition to linking compensation value to stockholder value, these awards generally have vesting conditions, which creates a strong retention incentive and helps ensure the continuity of our operations. For fiscal year 2023, 100% of the long-term equity incentives granted to our Named Executive Officers consisted of performance based RSUs subject to performance vesting based on the compound annual growth rate of revenue and operating income.
LONG-TERM PERFORMANCE
To promote our philosophy of pay-for-performance and furthering our objective of aligning the interests of management with those of our stockholders, we have established performance programs for certain of our executive officers. These programs focus on the achievement of our long-term financial goals and factors that create long-term stockholder value. By establishing performance targets tied to key corporate financial metrics, we are incentivizing our officers to achieve our long-term corporate objectives and ultimately increase stockholder value.
HIGHLIGHTS OF FISCAL 2023 EXECUTIVE COMPENSATION PROGRAM
The Board believes our executive compensation program is designed appropriately and that a vote in favor of the proposal is warranted, including for these reasons:
1	2	3	4
100% of Named Executive Officer equity awards for fiscal 2023 were performance-based and tied to measurable pre-established targets.	In light of recent strong performance, we increased our target for our annual incentive program over both the prior year’s target and the prior year’s actual performance.	We are committed to having strong governance standards and continue to take steps to further this commitment.	We value the opinions and feedback we receive from, and we continue to engage with, our stockholders, and our executive compensation program directly reflects our stockholders’ input.
1.   100% Performance-Based Equity Awards for Named Executive Officers

100% of the equity grants made to our Named Executive Officers during fiscal 2023 were performance-based and tied to pre-established targets. Our 2023 performance-based program established revenue and operating income targets which require significant annual growth as compared to baseline measurement levels. The revenue metric is weighted at 20%, and the operating income metric is weighted at 80%.

For the performance period ended June 30, 2023, compound annual revenue growth as compared to the baseline measurement level was 4.87%, and compound annual operating income growth as compared to the baseline measurement level was 14.51%. As a result, our CEO earned 69,273 shares in accordance with the program.
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Proposal 4—Advisory Vote to Approve the Compensation of Our Named Executive Officers
2.   Increased Targets for Annual Incentive Program

For fiscal year 2023, in light of recent strong performance, we increased our target goals over the prior year’s performance as set forth in the section titled “Executive Compensation Program Elements—Annual Incentive Awards.”
3.   Commitment to Corporate Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices.
We have taken the following actions to enhance our corporate governance and executive compensation policies:
Engaged with stockholders and incorporated stockholder feedback when establishing our executive compensation programs to address specific stockholder feedback.

Appointed a Lead Independent Director to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.

Prohibited hedging and pledging of our stock by executive officers and directors. As of the date of the Proxy Statement, no shares of our stock are pledged by any Named Executive Officer or director.

Adopted a robust clawback policy consistent with SEC requirements and the Listing Standards that provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement. We have also included clawback provisions in each Named Executive Officer’s employment agreement.

Established rigorous Company stock ownership guidelines requiring each executive officer to own Company stock valued at least at five times his annual base salary. These guidelines align the executives’ long-term interests with those of our stockholders. In addition, prior to attaining the 5X share ownership guideline, each executive is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock or RSU awards, net of amounts required to pay taxes and exercise price. For purposes of meeting the ownership requirements, unvested restricted stock and RSUs are counted, but unearned performance awards and unexercised stock options are not.

4.    Communications with Stockholders

We maintain open lines of communication with our stockholders, and our annual cash incentive and long-term incentive programs reflect the stockholder input we received.
Our Compensation Committee takes very seriously stockholder feedback with respect to executive compensation. Given the results of our fiscal year 2022 say on pay vote, certain members of our Board and executive management conducted targeted stockholder outreach efforts to gather input on our executive compensation program and had discussions with over 20 stockholders. Our fiscal year 2023 program reflects the input received.
Our Board believes that the information above as well as that provided in the section entitled “Executive Compensation” contained in the Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with the stockholders’ interests and support long-term value creation.
34 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 4—Advisory Vote to Approve the Compensation of Our Named Executive Officers
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of OSI Systems, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the SEC, including in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure contained in the Proxy Statement.”
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved on an advisory basis, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 4 is considered a “non-routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 4 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 4.
The Board of Directors unanimously recommends a vote FOR the approval, on a non-binding advisory basis, of our Named Executive Officer compensation for the fiscal year ended June 30, 2023.
OSI SYSTEMS, INC. 2023 Proxy Statement | 35

Proposal 5—Advisory Vote on the Determination of the Frequency of the Advisory Vote on the
Company’s Executive Compensation
Proposal 5—Advisory Vote on the Determination of the Frequency of the Advisory Vote on the Company’s Executive Compensation
What am I voting on and how should I vote?	We are providing our stockholders an opportunity to indicate their preferred frequency with which we hold the advisory vote on the compensation of our Named Executive Officers.
As a stockholder, you have the choice to vote for one of the following choices: every year, every two years or every three years, or you may abstain from voting.

Our Board believes an advisory vote for ONE YEAR is appropriate because it will enable our stockholders to vote on the most recent executive compensation information that is represented in our Proxy Statement, leading to more meaningful and timely communication between us and our stockholders on executive compensation matters.

The Dodd-Frank Act enables stockholders to indicate how frequently they believe we should seek future Say-on-Pay advisory votes (the “Say-on-Frequency”). Accordingly, we are seeking an advisory, non-binding determination from our stockholders as to the frequency with which we should present future Say-on-Pay advisory votes to our stockholders. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining. For the reasons described below, we recommend that the stockholders select a frequency of one year, or an annual vote.
Our Board values constructive dialogue on executive compensation and other important governance topics with our stockholders. Our Board believes an advisory vote every year is appropriate because it will enable our stockholders to vote on the most recent executive compensation information that is presented in our Proxy Statement, leading to more meaningful and timely communication between us and our stockholders on executive compensation matters. An annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. Additionally, our Board’s determination was further based on the premise that this recommendation could be modified in future years if it becomes apparent that an annual frequency vote is not meaningful, burdensome or more frequent than dictated by best corporate governance practices.
As a stockholder, you have the choice to vote for one of the following choices, as indicated on the Proxy Card: to hold the Say-on-Frequency advisory vote on executive compensation every year, every two years or every three years, or you may abstain from voting. While the Say-on-Frequency vote is advisory in nature and will not bind us to adopt any particular frequency, our Board intends to carefully consider the stockholder vote resulting from the proposal in determining how frequently we will hold future Say-on-Pay advisory votes.
36 | OSI SYSTEMS, INC. 2023 Proxy Statement

Proposal 5—Advisory Vote on the Determination of the Frequency of the Advisory Vote on the
Company’s Executive Compensation
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of an annual frequency. The frequency of the advisory vote on executive compensation receiving the greatest number of votes will be considered the frequency recommended by our stockholders.
Proposal 5 is considered a “non-routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 5 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 5.
The Board of Directors unanimously recommends a vote FOR ONE YEAR as the determination on frequency for an advisory vote on our executive compensation.
OSI SYSTEMS, INC. 2023 Proxy Statement | 37

Executive Compensation
Executive Compensation
EXECUTIVE OFFICERS
Our executive officers are as follows:
NAME	AGE	POSITION	JOINED COMPANY IN
Deepak Chopra*	72	Chairman of the Board, Chief Executive Officer and President	1987
Alan Edrick*	55	Executive Vice President and Chief Financial Officer	2006
Ajay Mehra*	61	Executive Vice President and President, Cargo Scanning and Solutions	1989
Victor Sze*	56	Executive Vice President, General Counsel and Secretary	2002
Shalabh Chandra	58	President of Healthcare Division	2019
Manoocher Mansouri*	67	President of Optoelectronics and Manufacturing Division	1982
Paul Morben	62	President of OSI Electronics	1983
Glenn Grindstaff	61	Senior Vice President and Chief Human Resources Officer	2020

*
Denotes our Named Executive Officers for fiscal 2023.

The following section sets forth certain background information regarding those persons currently serving as our executive officers, excluding Deepak Chopra, who is described above under “Proposal 1—Election of Directors”:
Alan Edrick	Executive Vice President and Chief Financial Officer since September 2006

CAREER HIGHLIGHTS
Mr. Edrick has more than three decades of financial management and public accounting experience, including mergers and acquisitions, capital markets, financial planning and analysis and regulatory compliance.
OSI SYSTEMS, INC.
▪
Executive Vice President and Chief Financial Officer (September 2006 to present)

BIOSOURCE INTERNATIONAL, INC., a biotechnology company
▪
Executive Vice President and Chief Financial Officer
(2004 to 2006, until its sale to Invitrogen Corporation)

NORTH AMERICAN SCIENTIFIC, INC., a medical device and specialty pharmaceutical company
▪
Senior Vice President and Chief Financial Officer (1998 to 2004)

PRICEWATERHOUSE LLP
▪
Served in various positions including Senior Manager, Capital Markets (1989 to 1998)

EDUCATION
▪
Master of Business Administration degree, the Anderson School at the University of California, Los Angeles

▪
Bachelor of Arts degree, the University of California, Los Angeles

38 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation
Ajay Mehra	Executive Vice President and President, Cargo Scanning Solutions since November 2002

CAREER HIGHLIGHTS
Mr. Mehra is a seasoned senior executive with more than 30 years of experience in the security industry.
OSI SYSTEMS, INC.
▪
Executive Vice President and President, Cargo Scanning Solutions (November 2002 to present)

▪
Vice President and Chief Financial Officer (November 1992 to November 2002)

▪
Controller (1989 to 1992)

THERMADOR/WASTE KING, a household appliance company
▪
Served in various financial positions

PRESTO FOOD PRODUCTS, INC.
▪
Served in various financial positions

UNITED DETECTOR TECHNOLOGY
▪
Served in various financial positions

EDUCATION
▪
Master of Business Administration degree, Pepperdine University

▪
Bachelor of Arts degree, the School of Business of the University of Massachusetts, Amherst

Victor S. Sze	Executive Vice President, General Counsel and Secretary since September 2004

CAREER HIGHLIGHTS
Mr. Sze has over 30 years of legal experience, both in law firm and in house positions.
OSI SYSTEMS, INC.
▪
Executive Vice President, General Counsel and Secretary (September 2004 to present)

▪
General Counsel and Secretary (November 2002 to present)

▪
Vice President of Corporate Affairs and General Counsel (March 2002 to November 2002)

INTERPLAY ENTERTAINMENT CORP., a developer and worldwide publisher of interactive entertainment software
▪
Director of Corporate Affairs, serving as in-house counsel

WOLF, RIFKIN & SHAPIRO, a law firm in Los Angeles
▪
Attorney

EDUCATION
▪
Juris Doctorate degree, Loyola Law School

▪
Bachelor of Arts degree, in Economics, the University of California, Los Angeles

Shalabh Chandra	President of Healthcare since September 2019

CAREER HIGHLIGHTS
Mr. Chandra has more than 20 years in the medical devices and medical diagnostics industries.
OSI SYSTEMS, INC.
▪
President of Healthcare (September 2019 to present)

QUEST DIAGNOSTICS
▪
Vice President and General Manager, Neurology (May 2018 to August 2019)

INDUSTRY CONSULTANT
▪
Independent industry consultant (May 2017 to April 2018)

ANALOGIC
▪
Held several positions, including President of Analogic Asia and Senior Vice President for the Global Ultrasound business (August 2010 to April 2017)

PHILIPS
▪
General Manager, MRI Patient Monitoring (served for approximately 14 years)

EDUCATION
▪
Master of Business Administration degree, the Wharton School of the University of Pennsylvania

▪
Master of Science degree, in Biomedical Engineering, Ohio State University

▪
Bachelor of Science degree, in Electrical Engineering, IIT Kanpur, India

OSI SYSTEMS, INC. 2023 Proxy Statement | 39

Executive Compensation
Manoocher Mansouri	President of Optoelectronics and Manufacturing since June 2006

CAREER HIGHLIGHTS
Mr. Mansouri has over 35 years of experience in the optoelectronics industry.
OSI SYSTEMS, INC.
▪
President of Optoelectronics and Manufacturing division (June 2006 to present)

▪
President of our OSI Optoelectronics, Inc. subsidiary (May 2000 to present)

▪
Joined the Company in 1982

EDUCATION
▪
Completed the Executive Program, in Management Certificate, the Anderson School at the University of California, Los Angeles

▪
Bachelor of Science degree, in Electrical Engineering, the University of California, Los Angeles

Paul Morben	President of OSI Electronics since October 2019

CAREER HIGHLIGHTS
Mr. Morben has over 35 years of experience in the optoelectronics and manufacturing services industries, including 10 years in Asia where he established and led the Company’s manufacturing operations in Singapore, Indonesia, and Malaysia.
OSI SYSTEMS, INC.
▪
President of OSI Electronics (October 2019 to present)

▪
Joined the Company in 1983

MASTERWORK ELECTRONICS, INC.
▪
President and CEO (2016 to 2019)

EDUCATION
▪
Master of Business Administration degree, Concordia University, Irvine

▪
Bachelor of Science degree, California State University, Northridge

Glenn Grindstaff	Senior Vice President and Chief Human Resources Officer since February 2020

CAREER HIGHLIGHTS
Mr. Grindstaff has over 25 years of progressive human resources leadership experience.
OSI SYSTEMS, INC.
▪
Chief Human Resources Officer (February 2020 to present)

L3HARRIS TECHNOLOGIES
▪
Vice President, Human Resources and Administration (2010—2019)

HONDA AIRCRAFT
▪
Held several senior positions, including Vice President, Human Resources and Administration

SPIRENT COMMUNICATIONS
▪
Vice President, Human Resources

EDUCATION
▪
Bachelor of Arts degree, California State University, Northridge

40 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation philosophy, objectives and processes, including the methodology for determining executive compensation for our Named Executive Officers. For additional information, please refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND STOCKHOLDER COMMUNICATIONS
We maintain open lines of communication with our stockholders, and senior management routinely interacts with our stockholders on a number of matters, including executive compensation, in order to better understand their opinions and to obtain their feedback. Further, the Compensation Committee considers the outcome of our annual say on pay vote when making decisions regarding our executive compensation program. At our 2022 annual meeting, 17% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation policies. Given the level of support received at our 2022 annual meeting, certain members of our Board and executive management conducted targeted stockholder outreach efforts to gather input on our executive compensation program and had discussions with over 20 stockholders.
The primary goals in soliciting feedback from our stockholders were to (a) better understand their views on our executive compensation program, (b) identify specific concerns and issues reflected in their 2022 vote, and (c) initiate discussions about proposed prospective changes to the program. The general feedback was that stockholders strongly supported the 100% performance-based structure of our long-term incentive program but wanted a lower CEO maximum payout. In addition, stockholders wanted an increased performance target over the prior-year target on our annual incentive program and no further increases to the CEO pension.
In response to the 2022 say on pay vote and stockholder discussions, the Compensation Committee took the following actions with respect to our executive compensation program:
Stockholder Concern Expressed	Company Response/Action Taken
Annual incentive program performance target should be increased	Increased performance target for fiscal year 2023 not only above prior-year target but also increased target above prior-year actual performance.
No further CEO pension increases	No CEO pension increases in fiscal year 2023.
Maximum payout for CEO under the long-term incentive program should be reduced	Reduced both the value of the initial RSU grant by 17% and the maximum percentage payout for the CEO’s fiscal year 2024 grant under the long-term incentive program.
At the upcoming Annual Meeting, we will again hold an annual advisory vote to approve executive compensation. We will continue to engage with our stockholders throughout the year, and the Compensation Committee will consider the results from this year’s and future advisory votes on executive compensation, as well as any feedback received from stockholders.
OSI SYSTEMS, INC. 2023 Proxy Statement | 41

Executive Compensation
GOVERNANCE HIGHLIGHTS
We are committed to having strong governance practices with respect to our compensation programs, practices and procedures. We believe that these practices reinforce our emphasis on tying executive compensation to performance. The following chart highlights some of our governance practices with respect to executive compensation:
WHAT WE DO	WHAT WE DO NOT DO
Use 100% performance-based vesting for Named Executive Officer equity awards

Have formulaic performance-based annual incentives

Maintain a robust clawback policy consistent with SEC requirements and the Listing Standards

Maintain share ownership and retention guidelines for executives and directors

Conduct an annual say on pay vote

Maintain open lines of communication with stockholders

No excise tax gross-ups upon a change in control

No hedging, pledging, or speculative transactions are permitted by executives and directors

No re-pricing of underwater stock options

No stock option grants with an exercise price less than fair market value

No “single trigger” severance payments owing solely on account of the occurrence of a change in control event

EXECUTIVE COMPENSATION SUMMARY
Fiscal 2023 Performance

During fiscal 2023, we performed well, delivering excellent financial and operational results. Throughout this unprecedented time, we continued to deliver on commitments to our customers and partners while ensuring the continued safety of our employees. Highlights include:
▪
Delivered record revenues;

▪
Delivered record adjusted earnings per share;

▪
Achieved strong bookings and concluded the year with a record year-end backlog;

▪
Expanded our operating margin;

▪
Strong total shareholder return (“TSR”); and

▪
Completed four strategic acquisitions.

Leverage Business Infrastructure

Even as we launched new products, entered new markets, and invested substantial amounts in R&D, we actively leveraged our business infrastructure and maintained intelligent cost management.
Growth in Markets and Opportunities

In fiscal 2023, we continued to expand our addressable markets through new product introductions and targeting of markets that did not previously represent a significant source of revenues. This dynamic approach has served, and we believe it will continue to serve, to sustain growth over the long term. Some of our key achievements during fiscal 2023 include the following:
42 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation

Expanded our product portfolio and geographic reach with the completion of four acquisitions: two in our Security division, one in our Healthcare division, and one in our Optoelectronics and Manufacturing division.

Progressed significantly in our R&D programs for the development of new products and technologies.
Building a Foundation for the Future

We continue to make significant targeted investments in R&D and acquisitions. In fiscal 2023, we completed two strategic acquisitions in our Security division, one strategic acquisition in our Healthcare division, and one strategic acquisition in our Optoelectronics and Manufacturing division. We believe that these types of acquisitions and investments, as well as other product development programs that are currently underway, will result in enhanced business outcomes for years to come.
ROLE OF THE COMPENSATION COMMITTEE
Our Board appoints members to the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the SEC and the Listing Standards, as currently in effect. The Compensation Committee is responsible for establishing and approving all compensation for our Named Executive Officers, including base salaries, annual incentives, long-term equity incentive compensation, benefits and perquisites, and other compensation. The Compensation Committee may delegate certain of its responsibilities to a subcommittee, to individuals or to others.
Compensation for each of our Named Executive Officers (other than our Chief Executive Officer) is recommended to the Compensation Committee by our Chief Executive Officer. Compensation for our Chief Executive Officer is established by the Compensation Committee on its own.
The Compensation Committee has designed an executive compensation program that is focused on the attainment of consistent, long-term stockholder returns through:

▪ aligning executive incentives with both single-year and multi-year performance	▪ attracting and retaining executives with capabilities to lead the Company to excel in a competitive landscape
This structure is designed to emphasize pay for performance while simultaneously mitigating risk exposure.
EXECUTIVE COMPENSATION PROGRAM ELEMENTS
The particular elements of the compensation program for our Named Executive Officers consist of both fixed compensation and variable compensation. Consistent with our pay-for-performance philosophy, we structure our compensation program such that fixed compensation is a relatively small percentage of total compensation whereas variable compensation comprises a significant percentage of total compensation. The Compensation Committee takes risk into account when establishing the compensation program and believes that the current structure appropriately balances risk and the desire to focus executives on specific annual and long-term goals while not encouraging unnecessary or excessive risk taking.
OSI SYSTEMS, INC. 2023 Proxy Statement | 43

Executive Compensation
The following is an overview of the elements of our compensation and benefits programs for fiscal 2023:
		PAY ELEMENT	DESCRIPTION
◀ FIXED ▶	Short-Term	BASE SALARY	Fixed cash compensation set based on the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position.
◀ AT-RISK ▶		ANNUAL INCENTIVES	Cash-based annual incentives that are determined formulaically for our corporate Named Executive Officers.
	Long-Term	LONG-TERM INCENTIVES
The fiscal 2023 program with respect to the Named Executive Officers consisted of performance based RSUs, which are earned based on the achievement of pre-established revenue and operating income metrics for each of the three years following grant, as well as an aggregate three-year metric.

◀ OTHER ▶		BENEFITS	Employee Stock Purchase Plan, medical, dental, and vision health insurance plans and life and long-term disability insurance.
		PERQUISITES	Company car for certain Named Executive Officers.
RETIREMENT
401(k) retirement plan, which includes a Company match.
Nonqualified deferred compensation plan that permits the deferral of salary and cash incentives at executive officers’ election and permits a Company match.
Nonqualified defined benefit plan, in which our CEO is the only participant.

In fiscal 2023, fixed compensation comprised approximately 13% to 44% and variable compensation comprised approximately 56% to 87% of each Named Executive Officer’s total compensation. Average variable compensation for the Named Executive Officers represented 82% of total compensation.
Fixed Compensation

Fixed compensation is intended to compensate our Named Executive Officers for their ongoing responsibilities and consists of base salary. Base salary is set to attract and retain executive talent. Base salaries for our Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position. Salaries are reviewed periodically, typically on an annual basis.
The Compensation Committee takes a conservative approach with respect to base salary increases. In determining whether base salary levels for fiscal year 2023 were appropriate, the Compensation Committee considered the minimum base salary amount provided for in the Named Executive Officer’s employment agreement, as well as a determination of each Named Executive Officer’s responsibilities, past performance, and expected future contributions.
44 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation
	2022 Base Salary ($)	2023 Base Salary ($)	% Increase
Deepak Chopra	995,000	995,000	0%
Alan Edrick	489,250	503,716	3%
Ajay Mehra	463,500	477,721	3%
Victor S. Sze	422,300	434,756	3%
Manoocher Mansouri	309,000	318,808	3%
Variable Compensation

Variable compensation provides our Named Executive Officers with the opportunity for substantial rewards for achieving successful performance and contributing toward sustainable and consistent stockholder returns and consists principally of annual incentive awards and long-term incentive compensation.
Annual Incentive Awards

For fiscal year 2023, all corporate Named Executive Officers (CEO, CFO and General Counsel) were eligible for an annual cash incentive pursuant to our annual incentive program. Annual incentives under this program are designed to focus our participating Named Executive Officers on annual operating achievement and near-term success. For 2023, the target and maximum annual incentives as a percentage of salary for the corporate NEOs were as follows:
	Target Incentive (as a % of Base Salary)	Maximum Incentive (as a % of Base Salary)
Deepak Chopra	100%	200%
Alan Edrick	100%	150%
Victor S. Sze	100%	135%
Annual incentives are calculated based on a formula tied to adjusted return on equity (“AROE”) metrics, and goals were increased from the prior fiscal year, based on feedback from our stockholders and after consideration of the strategic business plan, from a target performance goal of 20% AROE to a target performance goal of 22.25% AROE. Threshold and maximum performance goals were also increased in fiscal year 2023, as follows:
ADJUSTED RETURN ON EQUITY (AROE)	% OF BASE SALARY EARNED
<16.0%	0%
18.0%	25%
19.0%	50%
20.0%	75%
22.25%	100%
22.5%	135%
22.75%	150%
23.0%	175%
≥23.25%	200%
The Compensation Committee considers AROE to be an effective annual performance measure for assessing the Company’s efficient use of capital and return to stockholders. The AROE targets were designed to be challenging yet achievable with significant effort and management skill and were established in order to provide the executives sufficient incentive to create long-term stockholder value while at the same time ensuring appropriate risk management. For fiscal 2023, we achieved 23.3% AROE. See the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
OSI SYSTEMS, INC. 2023 Proxy Statement | 45

Executive Compensation
Mr. Mehra, President, Cargo Scanning and Solutions, participates in an incentive program tied to the performance of our cargo scanning and solutions business (the “Cargo Incentive Program”). Incentives under the Cargo Incentive Program are awarded based on the operating income of our cargo scanning and solutions business. For fiscal year 2023 performance, Mr. Mehra was awarded an annual cash incentive of $2,925,000 under this program. The fiscal 2023 award is included in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
Mr. Mansouri, President of our Optoelectronics and Manufacturing division was eligible to receive a bonus based upon the performance of the Optoelectronics and Manufacturing division. For fiscal year 2023, Mr. Mansouri was awarded a cash bonus of $135,000, which is set forth in the “Bonus” column of the Summary Compensation Table.
Long-Term Incentive Program

In order to further promote our philosophy of pay-for-performance and furthering our objective of aligning our executive compensation with our long-term financial goals and factors that create long-term stockholder value as well as incentivizing the desired individual performance of each Named Executive Officer, we have a long-term incentive program.
The grants to our Named Executive Officers during fiscal 2023 were performance-based in their entirety. The Compensation Committee believes that this vesting structure provides an incentive for our Named Executive Officers to remain with the Company and also focus the Named Executive Officers on consistently achieving corporate performance and business objectives for the benefit of our stockholders.
Our overall long-term incentive program is designed to retain our Named Executive Officers and to align the interests of our Named Executive Officers with the long-term interests of our stockholders, namely the achievement of sustainable, long-term stock price appreciation. All equity awards are made at fair market value on the date of grant (which is the date on which the Compensation Committee authorizes the grant). Under our equity incentive plan as in effect on the date of grant, fair market value is determined by the closing price of our Common Stock on such dates.
The Compensation Committee has established a three-year program for long-term performance-based incentive grants to our Named Executive Officers. The program provides for yearly initial grants of RSUs. Each award is 100% performance based and vests based on the level of performance achieved for the following metrics: compound annual revenue growth and compound annual operating income growth.
The Compensation Committee considers compound annual growth revenue and operating income metrics to be effective long-term performance measures for assessing the Company’s performance over multiple years. The targets are designed to be challenging yet achievable with significant effort and management skill, incentivizing management to create long-term stockholder value while at the same time ensuring appropriate risk management. Revenue and operating income figures are as reported in accordance with GAAP in our annual report on Form 10-K. Compound annual growth rate is measured as compared to our fiscal year 2017 as-reported figures. As described below, the majority of the shares that can be earned under this program is based upon three-year performance, while additional shares can be earned based upon year one and year two performance.
Each initial grant would vest based upon the performance levels achieved for a three-year performance period for each metric based on the charts set forth below, which show the applicable metrics, weightings and potential vesting percentage based upon performance level achieved.
46 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	VESTING PERCENTAGE
<1.0%	0%
1.0%	25%
2.0%	50%
3.0%	75%
4.0%	100%
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	VESTING PERCENTAGE
<2.0%	0%
2.0%	10%
2.5%	30%
3.0%	50%
4.0%	70%
5.0%	85%
6.0%	100%
Our Named Executive Officers also have the opportunity to earn additional shares for each annual performance period within the three-year performance period if certain performance levels are achieved based on the charts set forth below.
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
4.5%	10%
5.0%	20%
5.5%	30%
6.0%	40%
6.5%	50%
7.0%	60%
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
6.5%	10%
7.0%	20%
7.5%	30%
8.0%	40%
8.5%	50%
9.0%	60%
OSI SYSTEMS, INC. 2023 Proxy Statement | 47

Executive Compensation
For fiscal year 2023, our Chief Executive Officer had the potential to earn additional shares under the compound annual operating income growth metric in accordance with the chart below. After review of the feedback from stockholders regarding our compensation programs and assessment by the Compensation Committee, for fiscal year 2024, the potential additional shares the CEO can earn under the operating income metric was reduced from 100% to 60% and is set forth in the chart immediately preceding this paragraph.
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
9.5%	70%
10.0%	80%
10.5%	90%
11.0%	100%
In the event of a change of control, the initial grant would vest upon the change of control; performance for any annual periods remaining in association with a particular grant will be assumed to be achieved at the maximum payout levels for the purposes of awarding additional incentive shares or units in connection with the change of control.
Our compound annual revenue growth for fiscal year 2023 was 4.87%, and our compound annual operating income growth for fiscal year 2023 was 14.51%. Therefore, our executive officers earned additional shares as follows: Mr. Chopra: 144,851 shares; Mr. Edrick, 29,854 shares; Mr. Mehra, 8,956 shares; Mr. Sze, 25,220 shares; and Mr. Mansouri, 2,645 shares.
The Compensation Committee determines, after consultation with our Chief Executive Officer, the target number of equity awards to grant to our Named Executive Officers. The grant amounts for our Chief Executive Officer are determined solely by the Compensation Committee. The Compensation Committee considers individual performance, including the following quantitative and qualitative factors, as well as overall corporate performance.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Quality of the management of units or functions managed by the Named Executive Officer
▪ Leadership of personnel under the Named Executive Officer’s management
▪ Execution of strategically important projects
▪ Overall effectiveness of units or functions managed by the Named Executive Officer
▪ Contributions to the formulation of Company strategy and tactics
▪ Contributions to stockholder value
▪ Management of risk
QUANTITATIVE FACTORS	▪ Financial performance (including earnings per share and internal metrics)
▪ Financial performance metrics for business units managed by the Named Executive Officer
▪ Compensation surveys provided by external advisors
For fiscal year 2023 performance share calculation purposes, our Chief Executive Officer, Chief Financial Officer, General Counsel, and President of our Cargo Scanning and Solutions Business were measured against consolidated Company performance, and the President of our Optoelectronics and Manufacturing division had his performance results weighted 70% based on division performance and 30% based on consolidated Company performance.
48 | OSI SYSTEMS, INC. 2023 Proxy Statement

Executive Compensation
Benefits and Perquisites

Benefits and perquisites are designed to attract and retain key employees. Currently, our Named Executive Officers are eligible to participate in benefit plans available to all employees, including our:
▪
401(k) Plan,

▪
Employee Stock Purchase Plan,

▪
medical, dental, and vision health insurance plans, and

▪
life and long-term disability insurance plans.

The 401(k) Plan, Employee Stock Purchase Plan and the medical, dental and vision plans require each participant to pay a contributory amount. We have elected to pay amounts contributed to medical, dental and vision health insurance plans and life and long-term disability insurance plans on behalf of our Named Executive Officers. In addition, we maintain an executive medical reimbursement plan under which our Named Executive Officers receive reimbursement for out-of-pocket expenses not covered by their health insurance plans. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Code. We lease automobiles for or provide an auto allowance to certain of our Named Executive Officers.
We maintain a Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) that is unfunded for federal tax purposes and allows certain of our Named Executive Officers and a select group of other managers or highly compensated employees (as designated by the Compensation Committee) to defer a specified percentage of certain compensation, including salary, bonuses and commissions. Distributions may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death. Additional information about this plan is summarized below under the heading “Nonqualified Deferred Compensation.”
We also maintain a Nonqualified Defined Benefit Plan (the “Defined Benefit Plan”) that is unfunded for federal tax purposes and that constitutes an unsecured promise by the Company to make payments to participants in the future following their retirement, termination in connection with a change in control of the Company, or their death or disability. Under the terms of the Defined Benefit Plan, a committee designated by the Board may select participants from among our Named Executive Officers and a select group of managers or other highly compensated employees. Currently, Mr. Chopra is the only participant in this plan. Additional information about this plan is summarized below under the heading “Pension Benefits.”
Total Compensation Mix

While the Compensation Committee does not apply a predetermined or mathematical weighting to determine the fixed and variable elements of compensation, the Compensation Committee believes that the elements described above provide a well-proportioned mix of equity based, at risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. We believe this compensation mix provides our Named Executive Officers a measure of security as to the minimum levels of compensation that they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of corporate performance, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and the equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. We believe that this compensation mix results in a pay-for-performance orientation that is aligned with our compensation philosophy, which takes into account individual, group and Company performance.
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Executive Compensation
BASES FOR OUR COMPENSATION POLICIES AND DECISIONS
In determining target compensation opportunities for our Named Executive Officers for fiscal 2023, the Compensation Committee performed a review of both overall and relative individual Named Executive Officer and corporate performance based on the qualitative and quantitative factors described in the table below. The factors considered did not have any predetermined or mathematical weighting; rather, the Compensation Committee considered the overall performance of each executive, considering the factors, and including consideration of unplanned events and issues emerging during the fiscal year. Each factor was evaluated and taken into consideration in the Compensation Committee’s overall determination of each Named Executive Officer’s total compensation package, including both the amount of compensation as well as allocation of such compensation between short-term and long-term components.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Furtherance of long-term goals
▪ Individual performance and experience
▪ Demonstration of leadership skills and ability
▪ Achievement of strategic targets
▪ Management of unplanned events and issues emerging during the fiscal year
QUANTITATIVE FACTORS	▪ Compensation paid in prior years
▪ Financial performance of Company/division/business unit
▪ Peer group compensation and performance data
▪ Compensation surveys provided by external advisors
The Compensation Committee’s review included evaluating the compensation of the Named Executive Officers in light of information regarding the compensation practices and corporate financial performance of other companies. In making its determinations, the Compensation Committee reviewed information summarizing the compensation paid at peer group companies and more broad-based compensation surveys. The peer companies were developed based on similarity in size and operations within the industries in which we operate as follows:
PEER GROUP
▪ AAR Corp.	▪ Infinera Corporation	▪ Methode Electronics, Inc.
▪ Avanos Medical, Inc.	▪ IPG Photonics Corporation	▪ Netgear, Inc.
▪ Cognex Corporation	▪ Itron, Inc.	▪ NetScout Systems, Inc.
▪ Enovis Corporation	▪ Kaman Corporation	▪ Novanta Inc.
▪ Extreme Networks, Inc.	▪ Knowles Corp.	▪ Varex Imaging Corp.
▪ F5, Inc.	▪ Kratos Defense & Security Solutions, Inc.	▪ Viasat, Inc.
▪ Haemonetics Corporation	▪ Lumentum Holdings Inc.	▪ Viavi Solutions Inc.
▪ Hexcel Corporation	▪ Masimo Corporation	▪ Vishay Intertechnology, Inc.
The peer companies were selected based on a set of established criteria intended to select companies that are:
▪
similar in size,

▪
operate in similar end markets, proportional to our principal lines of business, and

▪
compete with us for executive talent.

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Companies were selected from the following industries, based on a range of comparable financial metrics:
▪
aerospace and defense,

▪
communications equipment,

▪
electronic equipment instruments, and components, and

▪
healthcare equipment and supplies industries.

In connection with executive compensation decisions for fiscal 2023, the Compensation Committee engaged independent compensation consulting firm, Pearl Meyer. The Compensation Committee also considered compensation levels and practices for executives holding comparable positions. This review further assisted the Compensation Committee in determining the appropriate level and mix of compensation for each Named Executive Officer. In connection with its review, the Compensation Committee also considered that certain Named Executive Officers were located in the high cost of living area in the geographic location of our Company headquarters.
While the Compensation Committee did not engage in formal benchmarking with pre-established targets, the Compensation Committee reviewed our actual performance taken as a whole, as well as our performance relative to our peer group and established compensation levels at the competitive level that it believed most appropriately corresponded to our comparative performance.
The Compensation Committee believes that the fixed component of compensation is designed to compensate each Named Executive Officer based on the duties and scope of responsibilities of his position and the experience he brings to the position. Consistent with the Company’s pay-for-performance philosophy, the variable component of compensation, in the form of annual incentives and performance-based equity grants comprised a significant portion of total compensation.
The Compensation Committee’s compensation decisions are designed to encourage performance that enhances long-term stockholder value. The Compensation Committee believes that attracting and retaining executive talent capable of achieving our long-term, strategic objectives is the best way to align executive compensation decisions with the interests of stockholders. The Compensation Committee also believes that meeting financial targets as well as near-term strategic goals demonstrates whether an executive is on track to accomplish longer-term objectives.
COMPENSATION POLICIES AND PRACTICES
Minimum Equity Ownership and Retention Guidelines

We believe that our executive officers should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that executive officers own at minimum equity of the Company valued at five times their respective annual base salaries.

We believe that this multiple constitutes significant amounts for our executive officers and provides a substantial link between the interests of our executive officers and those of our stockholders. Executive officers have five years from the date of appointment to attain such ownership levels. During such time that an executive officer has not attained the share ownership guideline, such officer is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock awards or units, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested restricted stock and RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our Named Executive Officers meets or exceeds our minimum equity ownership guidelines.
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Executive Compensation
Clawback Policy

In October 2023, we adopted a clawback policy consistent with SEC requirements and the Listing Standards. The policy provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement. Each Named Executive Officer’s employment agreement also contains a clawback provision.
Policy Prohibiting the Hedging or Pledging of Company Stock

We have adopted a policy that prohibits our employees and directors from entering into any transaction that is designed to hedge or offset any decrease in the market value of our Common Stock or other equity securities. Our Board has determined that transactions in mutual funds or other similar type investment vehicles that contain less than 50% Company stock at the time of an employee’s or director’s initial investment is not considered a hedge for purposes of our policy. We have also adopted a policy that prohibits our executive officers and directors from holding Company stock or other equity securities in margin accounts or pledging Company stock or other equity securities as collateral for a loan. As of the date of this Proxy Statement, no shares of Company stock are pledged by any Named Executive Officer or director.
EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Chopra, Edrick, Mehra, Sze, and Mansouri. The terms of each of such agreements or arrangements are summarized below under the heading “Employment Agreements.” These types of arrangements are used to retain executives and formalize the terms of the executives’ employment.
TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” The Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible.
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EXECUTIVE COMPENSATION
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation for our principal executive officer, principal financial officer, and our three highest paid executive officers serving as executive officers on June 30, 2023 (the “Named Executive Officers”) for the fiscal years ended June 30, 2023, 2022, and 2021:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(2) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(3) ($)	ALL OTHER COMPENSATION(4)(5)(6) ($)	TOTAL ($)
Deepak Chopra Chairman, President and Chief Executive Officer	2023	995,000	—	4,833,221	—	1,990,000	204,135	85,392	8,107,748
	2022	995,000	—	4,833,148	—	1,741,250	1,954,741	130,219	9,654,358
	2021	901,875	—	4,833,177	—	1,950,000	1,754,124	128,441	9,567,617
Alan Edrick Executive Vice President and Chief Financial Officer	2023	503,716	—	1,683,126	—	756,000	—	91,133	3,033,975
	2022	489,250	—	1,583,165	—	756,000	—	82,696	2,911,111
	2021	440,562	—	1,583,151	—	712,500	—	72,440	2,808,653
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning Solutions	2023	477,721	—	504,947	—	2,925,000	—	92,210	3,999,878
	2022	463,500	—	474,969	—	1,962,000	—	83,633	2,984,102
	2021	417,375	—	474,924	—	2,500,000	—	95,884	3,488,183
Victor S. Sze Executive Vice President, General Counsel and Secretary	2023	434,756	—	1,375,310	—	587,250	—	80,694	2,478,010
	2022	422,300	—	1,359,357	—	588,000	—	76,910	2,446,567
	2021	380,275	—	1,359,329	—	553,500	—	74,194	2,367,298
Manoocher Mansouri President of Optoelectronics and Manufacturing Division	2023	318,808	135,000	274,975	—	—	—	56,285	785,068

(1)
Represents the aggregate grant date fair value computed in accordance with generally accepted accounting principles of awards granted during the applicable fiscal year. Stock Awards column includes performance-based awards granted at target values. For additional information on the maximum amounts that could be earned if all metrics are achieved at the highest levels, see the Grants of Plan-Based Awards Table below. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ended June 30, 2023 for a discussion of the assumptions used in valuation of stock awards.

(2)
Represents amounts earned by Mr. Chopra, Mr. Edrick, and Mr. Sze under the annual incentive program and Mr. Mehra under the Cargo Incentive Program.

(3)
We initially adopted the Defined Benefit Plan, as amended, during fiscal year 2008. Mr. Chopra is currently the only participant in the Defined Benefit Plan. The amount included in this column for fiscal 2023 represent the aggregate change in the present value of the accumulated benefit from June 30, 2022 to June 30, 2023 based on actuarial assumptions and therefore do not reflect the Company’s liability as of June 30, 2023 under the plan or the plan’s effect on the Company’s earnings in the stated period.

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(4)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2023 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	9,150	3,300	21,998	50,944	85,392
Alan Edrick	59,706	3,135	23,949	4,343	91,133
Ajay Mehra	57,103	6,675	16,861	11,571	92,210
Victor S. Sze	52,784	4,761	13,266	9,883	80,694
Manoocher Mansouri	38,213	7,200	7,087	3,785	56,285

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

(5)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2022 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	9,860	3,300	11,543	105,516	130,219
Alan Edrick	57,707	3,135	17,531	4,323	82,696
Ajay Mehra	55,128	6,675	14,299	7,531	83,633
Victor S. Sze	51,001	2,292	13,744	9,873	76,910

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

(6)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2021 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	5,520	3,300	13,510	106,111	128,441
Alan Edrick	52,088	3,135	13,579	3,638	72,440
Ajay Mehra	49,797	6,675	29,747	9,665	95,884
Victor S. Sze	46,130	2,292	16,088	9,684	74,194

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

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GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth the plan-based awards made during the fiscal year ended June 30, 2023 to each of our Named Executive Officers(1):
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(7) ($)
NAME AND POSITION	GRANT DATE	THRESHOLD(2) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(4) (#)	TARGET(5) (#)	MAXIMUM(6) (#)
Deepak Chopra Chairman, President and Chief Executive Officer	7/6/2022	—	—	—	—	55,631	209,173	—	4,833,221
	—	—	995,000	1,990,000	—	—	—	—	—
Alan Edrick Executive Vice President and Chief Financial Officer	7/6/2022	—	—	—	—	19,373	54,244	—	1,683,126
	—	—	504,000	756,000	—	—	—	—	—
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning Solutions	7/6/2022	—	—	—	—	5,812	16,274	—	504,947
	—	—	2,925,000	—	—	—	—	—	—
Victor S. Sze Executive Vice President, General Counsel and Secretary	7/6/2022	—	—	—	—	15,830	44,324	—	1,375,310
	—	—	435,000	588,000	—	—	—	—	—
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	7/6/2022	—	—	—	—	3,165	8,862	—	274,975

(1)
We have omitted from this table the columns titled “All Other Option Awards: Number of Securities Underlying Options,” and “Exercise or Base Price of Option Awards” because no amounts would have been included in such columns.

(2)
No amounts are shown in this column as our annual incentive program provides for no award under certain circumstances.

(3)
Performance-based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(4)
No amounts are shown in this column as our long-term performance program provides for none of the RSUs to vest under certain circumstances, as more fully explained above in the section entitled “Long-Term Incentive Program.”

(5)
Represents the initial awards granted to the executives as more fully explained above in the section entitled “Long-Term Incentive Program.”

(6)
Represents the maximum that each executive could receive if all performance metrics are achieved at the highest levels as more fully explained above in the section entitled “Long-Term Incentive Program.”

(7)
The grant date fair value of the RSUs was computed in accordance with generally accepted accounting principles and represents the total projected expense to the Company of grants made during the past fiscal year.

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth the outstanding equity awards for each Named Executive Officer as of June 30, 2023(1):
NAME AND PRINCIPAL POSITION	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Deepak Chopra Chairman, President and Chief Executive Officer	173,493	20,442,680
Alan Edrick Executive Vice President and Chief Financial Officer	57,980	6,831,783
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning Solutions	17,394	2,049,535
Victor S. Sze Executive Vice President, General Counsel and Secretary	48,979	5,771,196
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	9,872	1,163,218

(1)
We have omitted from this table the “Option Awards” and “Stock Awards” columns because no amounts would have been included in such columns.

(2)
Performance based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(3)
The market value of RSU awards that have not yet vested is based on the number of unvested RSUs on June 30, 2023 multiplied by the closing price of our Common Stock on June 30, 2023 ($117.83 per share).

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OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information regarding the exercise of options by and the vesting of RSUs held by each of our Named Executive Officers during fiscal year ended June 30, 2023:
NAME AND PRINCIPAL POSITION	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTINGS(2) ($)
Deepak Chopra Chairman, President and Chief Executive Officer	—	—	170,433	15,192,398
Alan Edrick Executive Vice President and Chief Financial Officer	—	—	39,131	3,488,137
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning Solutions	—	—	12,252	1,092,143
Victor S. Sze Executive Vice President, General Counsel and Secretary	—	—	33,599	2,995,015
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	—	—	5,254	468,342

(1)
Includes shares acquired from the vesting of performance-based RSU awards based upon performance in fiscal years 2020, 2021 and 2022.

(2)
Represents the number of RSU awards that vested multiplied by the fair market price of our Common Stock on the date of vesting.

PAY RATIO
Pursuant to the Dodd Frank Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. The compensation for our Chief Executive Officer in fiscal year 2023 was approximately 309 times the median pay of our employees.
Median employee total annual compensation (excluding the CEO’s total annual compensation): $26,241 (figure converted to United States dollars (USD) from Mexican pesos (MXN) at 1 USD to 17.1104 MXN, the June 30, 2023 exchange rate as published by Oanda.com).
CEO total annual compensation: $8,107,748
Ratio of CEO to median employee compensation: 309 to 1
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table above. We identified the median employee by reviewing the fiscal year 2023 annual base pay for all individuals, excluding our Chief Executive Officer, who were employed by us on June 30, 2023. We included all employees globally, including for example Indonesia, India, Malaysia, Mexico, and Guatemala, among others, without regard to location, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to compensation other than annualizing the compensation for any full-time employees that were not employed by us for all of fiscal 2023. Using this methodology, we determined that the median employee was a full-time salaried employee located in Mexico. A significant percentage of our employees are located
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EXECUTIVE COMPENSATION
in countries where the cost of living and wages are substantially lower than in the United States. Compensation rates are set to be market-competitive in the country in which the jobs are performed. Accordingly, the resulting CEO to median employee pay ratio is substantially higher than it would have been if the cost of living and wages in those countries were comparable to the United States.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, presented below is the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($)	COMPENSATION ACTUALLY PAID TO CEO ($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEO(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOS(3) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($)	OPERATING INCOME ($)
					TOTAL STOCKHOLDER RETURN ($)	PEER GROUP TOTAL STOCKHOLDER RETURN(4) ($)
2023	8,107,748	32,360,845	2,574,233	5,678,095	157.86	116.39	91,778,000	135,279,000
2022	9,654,358	16,864,015	2,281,438	2,891,868	114.47	99.56	115,347,000	121,749,000
2021	9,567,617	25,897,229	2,395,117	4,987,273	136.17	112.85	74,049,000	115,371,000

(1)
The dollar amounts reported represent the amount of compensation actually paid to Mr. Chopra, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Chopra during the applicable year.

(2)
Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Mansouri were our non-CEO NEOs for 2023; Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Maginnis were our non-CEO NEOs for 2022 and 2021.

(3)
The dollar amounts reported represent the average amount of compensation actually paid to the NEOs as a group (excluding Mr. Chopra), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Chopra) during the applicable year.

(4)
The peer group as reported in our Form 10-K includes Leidos Holdings Inc., Smiths Group Plc, and Conmed Corp.

The following table reconciles the total compensation shown in the Summary Compensation Table to the compensation actually paid to NEOs shown in the Pay Versus Performance Table above.
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EXECUTIVE COMPENSATION
YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	EQUITY AWARDS INCLUDED IN SUMMARY COMPENSATION TABLE ($)	YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN YEAR ($)	CHANGE IN YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS ($)	CHANGE IN VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED DURING YEAR ($)	CHANGE IN FAIR VALUE OF AWARDS THAT WERE FORFEITED DURING THE YEAR ($)	CHANGE IN THE ACTUARIAL PRESENT VALUES REPORTED UNDER THE “CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS” COLUMN OF THE SUMMARY COMPENSATION TABLE ($)	SERVICE COST AND, IF APPLICABLE, PRIOR SERVICE COST FOR PENSION PLANS ($)	COMPENSATION ACTUALLY PAID ($)
CEO
2023	8,107,748	(4,833,221)	12,027,821	15,412,481	519,822	—	(204,135)	1,330,329	32,360,845
2022	9,654,358	(4,833,148)	7,514,030	5,867,194	(498,504)	—	(1,954,741)	1,114,826	16,864,015
2021	9,567,617	(4,833,177)	12,820,549	9,346,813	128,528	—	(1,754,121)	621,020	25,897,229
NON-CEO NEOS
2023	2,574,233	(959,590)	1,948,519	2,046,128	68,805	—	—	—	5,678,095
2022	2,281,438	(941,882)	1,179,659	505,613	(79,244)	(53,716)	—	—	2,891,868
2021	2,395,117	(941,838)	2,038,210	1,469,741	29,523	(3,480)	—	—	4,987,273
The following charts reflect the compensation actually paid to our Chief Executive Officer and the average compensation actually paid to the non-CEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, and their relation to (i) our TSR, (ii) our net income and (iii) our operating income, in each case for 2021, 2022 and 2023. We also show below the relationship between our TSR and the TSR of our peer group over this period.
COMPENSATION ACTUALLY PAID VS. TSR
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EXECUTIVE COMPENSATION
COMPENSATION ACTUALLY PAID VS. NET INCOME
We do not consider net income to be one of our most important financial performance measures and, accordingly, it is not utilized in our compensation programs. We believe there is limited relationship, if any, between compensation actually paid and net income. Net income in fiscal year 2022 included a $27.4 million pre-tax gain on sale of a property in a sale-leaseback transaction.
COMPENSATION ACTUALLY PAID VS. OPERATING INCOME
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EXECUTIVE COMPENSATION
We consider the following to be the most important financial performance measures we used to link compensation actually paid to our NEOs to company performance for fiscal year 2023.
FINANCIAL PERFORMANCE MEASURES
Revenue
Operating Income (EBIT)
AROE
PENSION BENEFITS
We maintain the Defined Benefit Plan. The Defined Benefit Plan constitutes an unsecured promise by the Company to make payments to participants upon vesting. Mr. Chopra is currently the only participant in the Defined Benefit Plan.
Under the terms of his participation, Mr. Chopra will be entitled to a total benefit of $14.5 million (as adjusted for certain CPI increases) payable over a multi-year period commencing January 1, 2024 with a final payment on April 1, 2030. The initial payment will be $5.25 million and the remaining payments will be in quarterly installments. Mr. Chopra is fully vested in all benefits under the Defined Benefit Plan. In the event of Mr. Chopra’s death or disability, he or his dependents shall receive the present value of the remaining retirement benefits payable within 60 days following his death or disability, as applicable. In the event of Mr. Chopra’s Separation from Service (as defined in the Defined Benefit Plan) within 24 months following a Change in Control (as defined in the Defined Benefit Plan), Mr. Chopra shall be entitled to (i) the net present value of $6 million of his retirement benefit payable in a single lump sum within 90 days following his Separation from Service and (ii) the net present value of $4 million of his retirement benefit payable in the form of a single lump sum 90 days following the first anniversary of his Separation from Service, each subject to Section 409A of the Internal Revenue Code. In the event a Change in Control occurs after his Separation from Service during the payout of Mr. Chopra’s benefits, the present value of all remaining payments shall be paid in the form of a single lump sum within 90 days following the Change in Control. In the event of a Change in Control, whether before or after Mr. Chopra’s Separation from Service, the net present value of all remaining payments with respect to $4.5 million of his retirement benefit shall be paid in the form of a single lump sum within 90 days following the Change in Control.
The following table sets forth information regarding the Defined Benefit Plan for the participating Named Executive Officer during fiscal year ended June 30, 2023(1). For a discussion of the valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit, please see Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2023.
NAME AND PRINCIPAL POSITION	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Deepak Chopra Chairman, President and Chief Executive Officer	16	14,050,544	—

(1)
We have omitted from this table the column titled “Plan Name” because only the Defined Benefit Plan is covered by this table.

NONQUALIFIED DEFERRED COMPENSATION
We adopted the Deferred Compensation Plan in May 2008, as amended and restated in April 2014. Under the Deferred Compensation Plan, a select group of our management or highly compensated employees (as designated by the Compensation Committee), including certain of our Named Executive Officers, may defer a specified percentage of their salary, bonuses and commissions and thereby defer taxation of these deferred amounts until actual payment of the deferred amounts in future years. The Named Executive Officers may elect to defer up to 80% of their base salary and up to 100% of other types of eligible
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compensation. The Deferred Compensation Plan also allows us to make discretionary contributions and matching contributions on behalf of eligible participants.
Participating Named Executive Officers receive market-based returns on their deferred compensation amounts based on the performance of a variety of mutual fund-type investment vehicles chosen by them and which are similar to the investment vehicles made available to all employees participating in the Deferred Compensation Plan. Participants may at any time change their investment allocations among the investment vehicles made available under the Deferred Compensation Plan. The rates of return for the various investment vehicles for deferred amounts in the Deferred Compensation Plan in fiscal 2023 ranged from 0% to 25.9%.
Distributions to participants may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death.
The following table sets forth information regarding contributions into the Deferred Compensation Plan made by or for each of the participating Named Executive Officers during the fiscal year ended June 30, 2023:
NAME AND PRINCIPAL POSITION	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	COMPANY CONTRIBUTIONS IN LAST FY(1)(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)
Alan Edrick Executive Vice President and Chief Financial Officer	287,246	50,372	884,232	—	6,432,937
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning and Solutions	47,772	47,772	318,026	—	2,054,637
Victor S. Sze Executive Vice President, General Counsel and Secretary	43,476	43,476	364,306	—	2,343,664
Manoocher Mansouri, President, Optoelectronics and Manufacturing Division	47,821	31,881	46,970	—	1,313,838

(1)
The amounts reported in the Company Contributions column are reported in the All Other Compensation column in the Summary Compensation Table above.

(2)
Represents matching contribution. No discretionary contributions were made in fiscal year 2023.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Chopra, Edrick, Mehra, Sze, and Mansouri.
Deepak Chopra’s Employment Agreement

In April 2012, we entered into our current employment agreement with Mr. Chopra, which was effective as of January 1, 2012. Mr. Chopra’s employment agreement was amended effective as of July 1, 2015 and December 31, 2017. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a three-year term that automatically renews on each anniversary of the effective date of the agreement for a new three year term. The employment agreement terminates on January 1 following the year in which Mr. Chopra turns 73 (the “Chopra Scheduled Retirement Date”). The agreement provides for an initial annual base salary of $1,000,000. Mr. Chopra is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. Mr. Chopra is also entitled to receive the benefit award specified
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for him under the Defined Benefit Plan. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Chopra during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Chopra’s last date of employment with us. The agreement also contains a clawback provision whereby Mr. Chopra’s incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, we may terminate Mr. Chopra’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Chopra’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 12 months written notice, each as further detailed in the agreement. Mr. Chopra may also terminate his employment agreement at any time upon 12 months written notice to the Company or upon three months’ notice if such termination is for “good reason” (as defined in the agreement).
In the event of the termination of Mr. Chopra’s employment by the Company without cause, the Company’s non-renewal of Mr. Chopra’s employment agreement, or termination of such employment by Mr. Chopra for good reason, Mr. Chopra shall be entitled to a single lump-sum payment equal to three times the average of Mr. Chopra’s highest two years out of the prior five years of total annual compensation, including: (i) base salary; (ii) bonuses and incentive compensation excluding “special bonus programs” (as defined in the agreement); (iii) the fair value of any stock, options or other equity grants whether vested or not and (iv) the annualized value of all benefits and perquisites. Mr. Chopra would also receive the acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Chopra’s last date of employment and any special bonus programs) from us to Mr. Chopra and an extension of time to exercise such stock options such that Mr. Chopra’s right to exercise such stock options shall continue until the first anniversary of the last day of his employment, but in no event later than the expiration date of the options
In the event of the termination of Mr. Chopra’s employment by the Company without cause or by Mr. Chopra for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then Mr. Chopra shall be entitled to the same lump sum payment described in the previous paragraph, which shall be subject to mitigation as provided in applicable Treasury Regulations. Mr. Chopra may, at his option, and in lieu of receiving the forgoing, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by Mr. Chopra’s “base amount” (as defined in Internal Revenue Code Section 280G(b)(3)); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the “base amount” pursuant to Internal Revenue Code Section 280G.
In the event of Mr. Chopra’s continued employment until the Chopra Scheduled Retirement Date (including if Mr. Chopra becomes disabled or continues performing services for the Company in a different capacity prior to the Scheduled Retirement Date and such disability or other form of services continues through the Scheduled Retirement Date), he shall be entitled to $13,500,000 payable on or within 45 days of the Chopra Scheduled Retirement Date; provided that in the event of Mr. Chopra’s death or disability, such amount shall be paid within 45 days of such event.
Alan Edrick’s, Victor Sze’s, and Manoocher Mansouri’s Employment Agreements

For purposes of this section, Messrs. Edrick, Sze, and Mansouri are each individually referred to as the “Executive.” In April 2012, we entered into our current employment agreement with each Executive, which were effective as of January 1, 2012. Mr. Edrick’s and Mr. Sze’s employment agreements were amended, effective as of July 1, 2015. Mr. Sze’s employment agreement was further amended on April 29, 2019 to provide for certain additional death and disability benefits. Excluding those additional benefits and as
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otherwise described herein, the terms of such agreements are substantially identical. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The employment agreement terminates on January 1 following the year in which the Executive turns 68. The agreements provide for an initial annual base salary of $402,000 for Mr. Edrick, $350,000 for Mr. Sze, and $270,500 for Mr. Mansouri. The Executive is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude the Executive during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, the Executive’s last date of employment with us. Each Executive’s agreement also contains a clawback provision whereby the Executive’s incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, the Company may terminate the Executive’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of the Executive’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. The Executive may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
In the event of the termination of Mr. Edrick’s or Mr. Sze’s employment by the Company without cause, the Company’s non-renewal of the Executive’s employment agreement or the termination of such employment by the Executive for good reason, the Executive shall be entitled to: (i) an amount equal to 24 months’ salary at the Executive’s then-current base salary plus an amount equal to two times the average of the highest three annual bonuses (excluding any special bonus programs) paid by us to the Executive in the five years preceding such termination; (ii) continuation of the Executive’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive’s last date of employment and any special bonus programs) from us to Executive as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Executive’s right to exercise such stock options shall continue until the first anniversary of the Executive’s last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of Mr. Mansouri’s employment by the Company without cause, the Company’s non-renewal of the Executive’s employment agreement or the termination of such employment by the Executive for good reason, the Executive shall be entitled to: (i) an amount equal to 12 months salary at the Executive’s then-current base salary plus an amount equal to the average of the highest three annual bonuses (excluding any special bonus programs) paid by the Company to the Executive in the five years preceding such termination; (ii) continuation of the Executive’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive’s last date of employment and any special bonus programs) from the Company to Executive as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified
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stock options shall be extended such that Executive’s right to exercise such stock options shall continue until the first anniversary of the Executive’s last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of the Executive’s employment by the Company without cause or by the Executive for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then the Executive shall be entitled to (i) the severance payment described in the applicable paragraph above and (ii) equity, stock options and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive’s last date of employment and any special bonus programs) granted by us to Executive, whether time vested or performance vested, shall, to the extent unvested, immediately vest, and such stock options shall remain exercisable by Executive for no less than 12 months after the date of such separation from service. Under such circumstances, the Executive may, at his option, and in lieu of receiving the forgoing amounts, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by the Executive’s “base amount” (as defined in Internal Revenue Code Section 280G(b)(3) excluding payments under any special bonus programs); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the “base amount” pursuant to Internal Revenue Code Section 280G.
In the event of Mr. Mansouri’s continued employment until January 1 following the date he reaches age 68 (the “Executive Scheduled Retirement Date”), he shall be entitled a lump sum stay bonus equal to his highest year out of the prior five years of total annual compensation, including (a) base salary, (b) bonuses and incentive compensation (excluding any special bonus programs), (c) the fair value of any stock, options or other equity grants whether vested or not, and (d) the annualized value of all benefits and perquisites, payable in a single lump sum cash payment within 45 days of the Executive Scheduled Retirement Date.
Ajay Mehra’s Employment Agreement

In April 2012, we entered into our current employment agreement with Mr. Mehra, which was effective as of January 1, 2012. Mr. Mehra’s employment agreement was amended, effective as of May 1, 2015. Mr. Mehra’s employment agreement was amended again on April 29, 2019 to provide for certain additional death and disability benefits. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The employment agreement terminates on January 1 following the year in which Mr. Mehra turns 68. The agreement provides for an initial annual base salary of $352,000. Mr. Mehra is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Mehra during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Mehra’s last date of employment with us. Mr. Mehra’s agreement also contains a clawback provision whereby Mr. Mehra’s incentive or performance-based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, the Company may terminate Mr. Mehra’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Mehra’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. Mr. Mehra may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
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In the event of the termination of Mr. Mehra’s employment by the Company without cause, the Company’s non-renewal of Mr. Mehra’s employment agreement or the termination of such employment by Mr. Mehra for good reason, he shall be entitled to: (i) an amount equal to two times his total cash compensation (defined as base salary and annual discretionary bonus earned during the 12 calendar months immediately preceding a termination), (ii) continuation of Mr. Mehra’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Mehra’s last date of employment and any special bonus programs) from us to Mr. Mehra as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Mr. Mehra’s right to exercise such stock options shall continue until the first anniversary of his last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of Mr. Mehra’s employment by the Company without cause or by Mr. Mehra for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then Mr. Mehra shall be entitled to (i) the severance payment described in the applicable paragraph above and (ii) equity, stock options and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Mehra’s last date of employment and any special bonus programs) granted by us to Mr. Mehra, whether time vested or performance vested, shall, to the extent unvested, immediately vest, and such stock options shall remain exercisable by Mr. Mehra for no less than 12 months after the date of such separation from service (the “Change in Control Payment”). Under such circumstances, Mr. Mehra shall receive the lesser of (i) the Change in Control Payment or (ii) an amount equal to the product of 2.99 multiplied by Mr. Mehra’s “base amount”(as defined in Internal Revenue Code Section 280G(b)(3) excluding payments under any special bonus programs); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the “base amount” pursuant to Internal Revenue Code Section 280G.
POTENTIAL PAYMENT UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
The following tables reflect the breakdown of potential payments and benefits upon termination or a change in control required under the Named Executive Officers’ current employment agreements. The tables therefore assume that the terms of the employment agreement to which each Named Executive Officer is currently subject had been in effect on June 30, 2023, and that employment terminated on such date. The tables also assume that the price of our Common Stock, on which certain calculations in the following tables are made, was the closing price of our Common Stock on June 30, 2023, the last business day of the fiscal year ($117.83).
Please also note that regardless of the manner in which a Named Executive Officer’s employment terminates, the officer is entitled to receive amounts earned during the term of employment. These amounts, which are not included in the following tables, include: (i) regular salary accrued as of the final date of employment; (ii) bonuses accrued as of the final date of employment; (iii) vacation and paid time off accrued as of the final date of employment; (iv) business expense reimbursements not yet paid as of the final date of employment; and (v) amounts contributed under our qualified and nonqualified deferred compensation plans.
All disclosed amounts in the following tables are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which amounts would only be known at the time that they become eligible for such payments.
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Subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under Mr. Chopra’s employment agreement.
NAME AND PRINCIPAL POSITION	REASON FOR TERMINATION	SALARY ($)	BONUS ($)	EQUITY GRANTS ($)	ACCELERATED VESTING OF STOCK AWARDS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Deepak Chopra(1) Chairman, President and Chief Executive Officer	Good Reason or Without Cause	2,985,000	5,850,000	14,499,606	20,442,680	482,489	44,259,775
	Good Reason or Without Cause in Connection with a Change in Control(2)	2,985,000	5,850,000	14,499,606	56,578,431	482,489	80,395,526

(1)
In addition to the amounts indicated in this table, Mr. Chopra would also become entitled to certain payments under the Defined Benefit Plan in accordance with the terms of such plan. Additional information about this plan is summarized above under the heading “Pension Benefits.”

(2)
Under the terms of his employment agreement, in lieu of the total compensation to which Mr. Chopra would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, Mr. Chopra may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

Also subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under the respective employment agreements of Messrs. Edrick, Mehra, Sze and Mansouri.
NAME AND PRINCIPAL POSITION	REASON FOR TERMINATION	SALARY ($)	BONUS ($)	ACCELERATED VESTING OF STOCK AWARDS ($)	CAR ALLOWANCE ($)	OUTPLACEMENT SERVICES ($)	TOTAL ($)
Alan Edrick Executive Vice President and Chief Financial Officer	Good Reason or Without Cause	1,000,800	1,641,333	6,831,783	6,000	6,000	9,493,116
	Good Reason or Without Cause in Connection with a Change in Control(1)	1,000,800	1,641,333	14,795,324	6,000	6,000	17,456,657
Ajay Mehra Executive Vice President of the Company and President, Cargo Scanning and Solutions	Good Reason or Without Cause	956,000	5,450,000	2,049,535	6,000	6,000	8,467,535
	Good Reason or Without Cause in Connection with a Change in Control	956,000	5,450,000	4,438,656	6,000	6,000	10,856,656(2)
Victor S. Sze Executive Vice President, General Counsel and Secretary	Good Reason or Without Cause	870,000	1,348,667	5,771,196	6,000	6,000	8,001,863
	Good Reason or Without Cause in Connection with a Change in Control(1)	870,000	1,348,667	12,438,370	6,000	6,000	14,669,037
Manoocher Mansouri, President, Optoelectronics and Manufacturing Division	Good Reason or Without Cause	319,000	139,083	1,163,218	6,000	6,000	1,633,301
	Good Reason or Without Cause in Connection with a Change in Control(1)	319,000	139,083	2,504,123	6,000	6,000	2,974,206

(1)
Under the terms of their employment agreements, in lieu of the total compensation to which the Named Executive Officer would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, the Named Executive Officer may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

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(2)
Under the terms of Mr. Mehra’s employment agreement, in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, Mr. Mehra would receive the lesser of this amount and the amount of an alternate payment based on a calculation method described in his employment agreement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

COMPENSATION COMMITTEE
Meyer Luskin, Chair	William F. Ballhaus	James Hawkins
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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
MORE THAN 5% STOCKHOLDERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 17, 2023, unless otherwise indicated, by each person known by us to own beneficially more than 5% of the outstanding shares of our outstanding Common Stock. As of October 17, 2023, 16,987,842 shares of our Common Stock were issued and outstanding.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(1) (#)	PERCENT OF CLASS OF COMMON STOCK
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	3,293,587	19.4%
The Vanguard Group, Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	1,862,540	11.0%
Janus Henderson Group Plc(4) 201 Bishopsgate EC2M 3AE, United Kingdom	1,832,332	10.8%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 17, 2023, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2022, as reported on Schedule 13G filed on January 23, 2023 with the SEC by BlackRock, Inc. Such report indicates sole voting power over 3,169,740 shares, sole dispositive power over 3,293,587 shares, and shared voting power and shared dispositive power over 0 shares.

(3)
Represents the number of shares of Common Stock beneficially owned as of December 30, 2022, as reported on Schedule 13G/A filed on February 9, 2023 with the SEC by The Vanguard Group, Inc. Such report indicates sole voting power over 0 shares, shared voting power over 14,316 shares, sole dispositive power over 1,831,928 shares, and shared dispositive power over 30,612 shares.

(4)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2022, as reported on Schedule 13G/A filed on February 10, 2023 with the SEC by Janus Henderson Group Plc. Such report indicates sole voting power and sole dispositive power over 0 shares, and shared voting power and shared dispositive power over 1,832,332 shares. Includes 1,280,610 shares of Common Stock beneficially owned as of December 31, 2022 by Janus Henderson Triton Fund. Such report indicates sole voting power and sole dispositive power over 0 shares, and shared voting power and shared dispositive power over 1,280,610 shares.

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Security Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 17, 2023, unless otherwise indicated, by each of our directors and director nominees, each Named Executive Officer, and all directors, director nominees, and executive officers as a group:
NAME OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(2) (#)	PERCENT OF CLASS OF COMMON STOCK
Deepak Chopra(3)	397,958	2.3%
Alan Edrick	295,378	1.7%
Ajay Mehra(4)	39,031	*
Victor S. Sze(5)	57,412	*
Manoocher Mansouri	75,772	*
William F. Ballhaus(6)	26,582	*
Kelli Bernard	3,920	*
Gerald Chizever(7)	13,553	*
James B. Hawkins	12,580	*
Meyer Luskin(8)	27,638	*
All directors and executive officers as a group (13 persons)	955,607	5.6%

*
Represents less than 1.0% of the outstanding shares of our Common Stock

(1)
The address of each stockholder is c/o OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 17, 2023, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. No shares are pledged as security.

(3)
Includes 15,000 shares owned by The Deepika Chopra Trust UDT, dated July 17, 1987. Deepak Chopra is the co-trustee of this irrevocable trust. In addition, includes 377,958 shares held jointly by Mr. Chopra and his wife, Nandini Chopra, and 5,000 shares held in the Nandini SLAT Trust.

(4)
Includes 9,683 shares owned by the Mehra Family Trust dated July 12, 2008.

(5)
Includes 5,639 shares held by the Victor So-Mein Sze & Angela Hsin-Chi Hsu Co-ttee Sze Trust U/T/A DTD 11/25/2014.

(6)
Includes 26,582 shares held in the Ballhaus Trust U/A 01/25/02 Dr. William Ballhaus Jr. and Jane K. Ballhaus Trustees.

(7)
Includes 13,515 shares held by The G & C Chizever Family Trust.

(8)
Includes 27,638 shares held by The Meyer and Doreen Luskin Family Trust.

70 | OSI SYSTEMS, INC. 2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file. None of our directors or executive officers owns more than 10% of our securities. Based solely upon our review of such forms furnished to us during the fiscal year ended June 30, 2023, and written representations from certain reporting persons, we believe that our executive officers and directors have complied with the requirements imposed on them by Section 16(a) of the Exchange Act, with the exception of one late Form 4 filing by each of Mr. Chizever, Mr. Hawkins, and Dr. Ballhaus.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information concerning our equity compensation plans as of June 30, 2023.
	(A)	(B)	(C)
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (#)
Equity compensation plans approved by security holders	83,677	87.09	764,333(1)(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	83,677	87.09	764,333

(1)
These shares are available for future issuance under our Amended and Restated 2012 Incentive Award Plan, which was approved by our shareholders on December 10, 2020.

(2)
Awards of RSUs and other awards that convey the full value of the shares subject to the award are counted as 1.87 shares for every one award granted.

OSI SYSTEMS, INC. 2023 Proxy Statement | 71

Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting
DATE AND TIME	LOCATION	RECORD DATE	DATE OF DISTRIBUTION
Tuesday, December 12, 2023 10:00 a.m., Pacific Time	At the Company’s offices — 12525 Chadron Avenue Hawthorne, California	All holders of OSI Systems, Inc. common stock as of the close of business on October 17, 2023 are entitled to vote at the Annual Meeting	We anticipate that the Notice of Internet Availability of Proxy Materials will be mailed or made available electronically on or about October 26, 2023.
GENERAL INFORMATION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company’s Board for use at our Annual Meeting, and at any adjournment thereof.
We are making our proxy materials, which include the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and our most recent Annual Report on Form 10-K (“Proxy Materials”), available to our stockholders via the Internet, although registered stockholders and those stockholders who have previously requested to receive printed copies instead will receive their Proxy Materials in the mail.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Stockholders of record as of the close of business on October 17, 2023 will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions about how to access the Proxy Materials and vote via the Internet without attending the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials but would instead prefer to receive a printed copy of the Proxy Materials rather than downloading them from the Internet, you may do so by following the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

INTERNET	TELEPHONE	MAIL	MOBILE DEVICE	AT THE MEETING
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
72 | OSI SYSTEMS, INC. 2023 Proxy Statement

Information about the Annual Meeting and Voting
If you are a stockholder that receives a printed copy of the Proxy Materials by mail, you may view the Proxy Materials on the Internet at http://www.proxyvote.com. However, in order to direct your vote without attending the Annual Meeting you must complete and mail the Proxy Card or voting instruction card enclosed (postage pre-paid return envelope also enclosed) or, if indicated on the Proxy Card that you receive, by telephone or Internet voting. Please refer to the Proxy Card that you receive for instructions.
When a proxy is properly submitted, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company by issuance of a subsequent proxy as more fully described on the Proxy Card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.
A Proxy Card, when properly submitted via the Internet, telephone or mail, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting of Stockholders and with respect to other matters which may be properly brought before the Annual Meeting.
RECORD DATE, SHARE OWNERSHIP AND QUORUM
At the close of business on October 17, 2023, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 16,987,842 shares of common stock, $0.001 par value (“Common Stock”). A majority of the shares issued and outstanding on the record date, present in person at the Annual Meeting or represented at the Annual Meeting by proxy, will constitute a quorum for the transaction of business. Shares that are voted with respect to any proposal are treated as being present at the Annual Meeting for purposes of establishing a quorum. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting.
ABSTENTIONS AND BROKER NON-VOTES
Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.
OSI SYSTEMS, INC. 2023 Proxy Statement | 73

Information about the Annual Meeting and Voting
PROPOSALS, BOARD VOTING RECOMMENDATIONS AND VOTES REQUIRED
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2024	FOR	20	No effect	Majority of votes cast
3	Approval of Amendment to the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan	FOR	23	No effect	Majority of votes cast
4	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2023	FOR	32	No effect	Majority of votes cast
5	Advisory vote on the determination of the frequency of future advisory votes on the Company’s executive compensation	FOR ONE YEAR	36	No effect	Greatest number of votes received
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
SOLICITATION OF PROXIES
We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, posting on the Internet and mailing the Notice of Internet Availability of Proxy Materials and the Proxy Materials. Proxies may be solicited personally, by mail, by e-mail, over the Internet, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefore.
74 | OSI SYSTEMS, INC. 2023 Proxy Statement

Additional Information
Additional Information
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K as filed with the SEC is available, without charge, under the Investor Relations section of our website or by written request addressed to:	https://investors.osi-systems.com/
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
HOUSEHOLDING OF PROXY MATERIALS
In certain cases only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to our Secretary at the address indicated in the previous paragraph or by telephone at (310) 978-0516. In addition, stockholders sharing an address can request delivery of a single copy of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.
STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in our proxy statement and form of proxy used in connection with our next annual meeting of stockholders, the proposal must be delivered in writing to our Secretary and comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. Under such rule, the deadline for delivering any such proposal to us would be June 28, 2024, which is 120 days prior to the one-year anniversary of the date of this Proxy Statement.
If a stockholder desires to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2024 annual meeting of stockholders, the stockholder must deliver notice in writing to our Secretary and comply with the requirements of Rule 14a-19 promulgated under the Exchange Act. Under such rule and in accordance with our Bylaws, the deadline for delivering any such proposal to us would be September 14, 2024; provided, however, that if the date of the next annual meeting of stockholders has changed by more than 30 calendar days from December 12, 2024, notice by the stockholder to be timely must be provided by the later of 90 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting was first made.
Our Bylaws provide that if a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the next annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the stockholder must deliver a notice of such proposal to us no more than 120 days and no less than 90 days prior to December 12, 2024, provided, however, that if the date of the next annual meeting of stockholders is more than 30 days before or more than 60 days after December 12, 2024, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to the date of such
OSI SYSTEMS, INC. 2023 Proxy Statement | 75

Additional Information
annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.
The notice must comply with the requirements set forth in our Bylaws and should be directed to the Company:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of the previous filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Compensation Committee Report and the Report of the Audit Committee will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such report by reference therein. In addition, information on our website, other than this Proxy Statement and the enclosed Proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.
OTHER BUSINESS
We do not know of any other business to be presented at the Annual Meeting and do not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2023
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2023 are available at http://www.proxyvote.com.
76 | OSI SYSTEMS, INC. 2023 Proxy Statement

APPENDIX A
Appendix A—Amendment to Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan
THIS AMENDMENT TO THE AMENDED AND RESTATED OSI SYSTEMS, INC. 2012 INCENTIVE AWARD PLAN (this “Amendment”) is made and adopted by OSI Systems, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan (as amended from time to time, the “Plan”);
WHEREAS, the Board of Directors of the Company (the “Board”) has delegated authority to its Compensation Committee to serve as the “Administrator” of the Plan (as defined in and within the meaning of the Plan) and, pursuant to Section 11.6 of the Plan, the Board may re-grant itself the authority to serve as the Administrator of the Plan at any time;
WHEREAS, pursuant to Section 12.1 of the Plan, the Plan may be amended by the Administrator at any time and for any reason, subject to the terms of the Plan; and
WHEREAS, the Board has adopted this Amendment, subject to approval by the stockholders of the Company within twelve months following the date of such action.
NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows, subject to approval by the stockholders of the Company within twelve months following the date of Board adoption of this Amendment:
1.
Section 2.50 of the Plan is hereby deleted in its entirety.

2.
Section 3.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Subject to Sections 3.1(b), 12.1 and 12.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (i) 9,500,000 Shares plus (ii) any Shares underlying awards outstanding under the Original Plan as of December 12, 2023 which on or after December 12, 2023, terminate, expire or lapse for any reason without the delivery of Shares to the holder (the “Share Limit”), provided, however, that such aggregate number of Shares available for issuance under the Plan (including the determination of the number of Shares that reduce the Share Limit pursuant to 3.1(a)(ii) above) shall be reduced by 1.87 Shares for each Share delivered in settlement of any Full Value Award (including, with respect to 3.1(a)(ii), Full Value Awards granted pursuant to the Original Plan). All Shares authorized under the Plan may be issued as Incentive Stock Options. Notwithstanding the foregoing, to the extent permitted under applicable law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.”
3.
The last sentence of Section 12.1 of the Plan is hereby amended and restated in its entirety to read as follows.

“Notwithstanding anything herein to the contrary in the Plan, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of October 25, 2023.”
4.
This Amendment shall be and is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within twelve (12) months of the date hereof. If the Amendment is not approved by the stockholders of the Company

OSI SYSTEMS, INC. 2023 Proxy Statement | A-1

APPENDIX A
within twelve (12) months after its adoption by the Board, then the Plan shall continue on its existing terms and conditions and the Amendment shall be of no force or effect.
5.
Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

A-2 | OSI SYSTEMS, INC. 2023 Proxy Statement

OSI SYSTEMS, INC.

12525 Chadron Avenue
Hawthorne, California 90250
www.osi-systems.com

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OSI SYSTEMS, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/11/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/11/2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY TheBoard ofDirectors recommends you vote FORthefollowing:1.Electionof DirectorsNomineesForAgainstAbstain1a.Deepak Chopra0001b.William F. Ballhaus0001c.Kelli Bernard0001d.Gerald Chizever0001e.James B. Hawkins0001f.Meyer Luskin000The Board ofDirectors recommends you vote FORForAgainstAbstainproposals 2,3 and 4. 4.Advisory vote to approve the Company's named executive officer compensation for the fiscal year ended June 30, 2023. TheBoard ofDirectors recommendsyouvote 1 YEAR on proposal 5.1 year5.Advisoryvoteonthedetermination of0thefrequencyoftheadvisoryvote ontheCompany'sexecutive compensation.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain00 02 years 3 years Abstain00 0 R1.0.0.61 _ 0000620190 2.Ratification of the appointment of Grant000Thornton LLP as the Company's independentregistered public accounting firm for thefiscal year ending June 30, 2024.3.Approval of Amendment to the Amended and000Restated OSI Systems, Inc. 2012 Incentive AwardPlan.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.comOSI SYSTEMS, INC.Annual Meeting of StockholdersDecember 12, 2023 10:00 A.M.This proxy is solicited by the Board of DirectorsThe undersigned appoints each of Deepak Chopra, Alan Edrick, and Victor Sze with power of substitution, attorneys and proxies, to vote all shares votable by the undersigned at the stockholders' annual meeting of OSI Systems, Inc., a Delaware corporation and at any adjournments. The meeting will be held in Hawthorne, California on December 12, 2023 at 10:00 A.M., Pacific Time. My voting instructions are on the reverse side of this proxy. I revoke any proxy previously given.This proxy, when properly executed, will be voted in the manner directed. If no direction is made, the proxy will be voted by the proxies named "FOR" proposals 1, 2, 3 and 4 and "1 YEAR" for proposal 5 and in their discretion on any other matters properly brought to a stockholder vote at the meeting.If the undersigned holds OSI Systems, Inc. shares in the OSI Systems, Inc. 401(k) Plan, this proxy constitutes voting instructions for any shares so held.R1.0.0.62 _ 0000620190Continued and to be signed on reverse side